WESTERN ASSET HIGH INCOME FUND INC.

620 Eighth Avenue

New York, New York 10018

April 23, 2013

Dear Stockholder:

The Annual Meeting of Stockholders (the “Meeting”) of Western Asset High Income Fund Inc. (“HIF”) will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on May 31, 2013 at 10:00 a.m., Eastern Time, for the purposes of considering and voting upon the following:

1.	A proposal to elect three Class I Directors and one Class II Director to the Board of Directors of Western Asset High Income Fund Inc.

2.	A proposal to approve the merger of Western Asset High Income Fund Inc. with and into Western Asset High Income Opportunity Fund Inc. in accordance with the Maryland General Corporation Law.

3.	The transaction of such other business as may be properly presented at the Meeting or any adjournments or postponements thereof.

The close of business on March 22, 2013 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. In addition to a proposal to elect three Class I Directors and one Class II Director to HIF’s Board of Directors, stockholders are being asked to consider a proposal to approve the merger of HIF with and into Western Asset High Income Opportunity Fund Inc. (“HIO,” and together with HIF, the “Funds”) in accordance with the Maryland General Corporation Law (the “Merger”). The attached Proxy Statement/Prospectus asks for your approval of the proposed Merger. After careful consideration, the Board of HIF recommends that you vote “FOR” the proposed Merger.

As a result of the Merger, each share of common stock of HIF would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock of HIO, based on the net asset value of each Fund on the date preceding the Merger. HIO will not issue fractional shares to HIF stockholders. In lieu of issuing fractional shares, HIO will pay cash to each former holder of HIF common stock in an amount equal to the value of the fractional shares of HIO common stock that the investor would otherwise have received in the Merger. The currently issued and outstanding common shares of HIO will remain issued and outstanding.

Both HIF and HIO are closed-end, diversified management investment companies listed on the New York Stock Exchange. HIF’s primary investment objective is to maintain a high level of current income. As a secondary objective, HIF seeks capital appreciation. Similarly, HIO’s primary investment objective is to seek high current income. As a secondary objective, HIO seeks capital appreciation. A more detailed comparison of the Funds’ investment objectives and policies appears in the attached Proxy Statement/Prospectus. The current investment objectives and policies of HIO will continue unchanged if the Merger occurs.

The Board believes that the Merger is in the best interests of HIF stockholders. HIF and HIO have near identical investment objectives and substantially similar policies and strategies, which will allow HIF stockholders to continue to have exposure to high-yield fixed income securities. Moreover, the Board believes that the size of HIO allows for additional opportunities for diversification. In addition, as a result of the Merger, the combined Fund may benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity. In particular, the total annual operating expenses borne by HIF stockholders are expected to decline from 1.15% to 0.88%. Also, the Merger will result in a more streamlined high yield product offering, allowing for more focused marketing and shareholder servicing efforts.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To vote, simply date, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the Internet.

If you have any questions about the proposals to be voted on, please call Georgeson Inc. at (888) 605-8334.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

R. Jay Gerken

President and Chief Executive Officer

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WESTERN ASSET HIGH INCOME FUND INC.

IMPORTANT NEWS FOR STOCKHOLDERS

The enclosed combined Proxy Statement/Prospectus describes a proposal to elect three Class I Directors and one Class II Director to the Board of Directors of Western Asset High Income Fund Inc. (“HIF”) and a proposal to merge HIF with and into Western Asset High Income Opportunity Fund Inc. (“HIO,” and together with HIF, the “Funds”) in accordance with the Maryland General Corporation Law (the “Merger”).

While we encourage you to read the full text of the enclosed combined Proxy Statement/Prospectus, here is a brief overview of the proposed Merger. Please refer to the more complete information contained elsewhere in the combined Proxy Statement/Prospectus about the Merger.

COMMON QUESTIONS ABOUT THE PROPOSED MERGER

Q.	Why am I receiving the Proxy Statement/Prospectus?

A.	You are being asked to vote in favor of proposals to:

1.	elect three Class I Directors and one Class II Director to the Board of Directors of HIF.

2.	approve the merger of HIF with and into HIO in accordance with the Maryland General Corporation Law.

Q.	How do the Directors suggest that I vote on the election of Directors?

A.    After careful consideration, HIF’s Board of Directors unanimously recommends that you vote FOR each of the nominees for Director.

Q.	How will the Merger affect me?

A.    If the Merger is approved, HIF will be merged with and into HIO in accordance with the Maryland General Corporation Law. HIF’s assets and liabilities will be combined with the assets and liabilities of HIO, and stockholders of HIF will become stockholders of HIO.

As a result of the Merger, each share of common stock of HIF would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock of HIO, based on the net asset value of each Fund on the date preceding the merger. HIO will not issue fractional shares to HIF stockholders. In lieu of issuing fractional shares, HIO will pay cash to each former HIF stockholder in an amount equal to the value of the fractional shares of HIO common stock that the investor would otherwise have received in the merger. The currently issued and outstanding shares of HIO common stock will remain issued and outstanding.

Q.	Why is the merger being recommended?

A.    The Board believes that the Merger is in the best interests of HIF stockholders. HIF and HIO have near identical investment objectives and substantially similar policies and strategies, which will allow HIF stockholders to continue to have exposure to high-yield fixed income securities. Moreover, the Board believes that the size of HIO allows for additional opportunities for diversification. In addition, as a result of the Merger, the combined Fund may benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity. In particular, the total annual operating expenses borne by HIF stockholders are expected to decline from 1.15% to 0.88%. Also, the Merger will result in a more streamlined high yield product offering, allowing for more focused marketing and shareholder servicing efforts.

At a meeting held on February 13 and 14, 2013, the Board of Directors of each Fund, including all of the Directors who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “Independent Directors”), unanimously approved an Agreement and Plan of Merger with respect to both Funds.

Q.	Are HIO’s investment objectives and policies similar to those of HIF?

A.	HIF and HIO have near identical investment objectives and substantially similar policies and strategies.

HIF’s primary investment objective is to maintain a high level of current income. As a secondary objective, HIF seeks capital appreciation. Similarly, HIO’s primary investment objective is to seek high current income. As a secondary objective, HIO seeks capital appreciation.

Under normal market conditions, HIF invests at least 80% of its net assets plus any borrowings for investment purposes in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. HIF may invest up to 50% of its total assets in non-U.S. dollar-denominated securities. In addition, HIF may invest up to 20% of the value of its total assets, measured at the time of investment, in illiquid securities.

In seeking to fulfill its investment objectives, HIO invests, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes in high-yielding corporate debt securities and preferred stocks and up to 20% in common stock equivalents, including options, warrants and rights. In addition, HIO may invest up to 20% of its total assets in the securities of foreign issuers that are denominated in currencies other than the U.S. dollar and may invest without limitation in securities of foreign issuers that are denominated in U.S. dollars. Furthermore, HIO may invest up to 15% of its assets in illiquid securities.

In general, HIO has greater flexibility to invest in equity securities, yet less flexibility to invest in foreign government securities. Moreover, Western Asset Management Company Pte. Ltd. (“Western Singapore”) currently serves as one of HIF’s subadvisers, but not as one of HIO’s. LMPFA currently anticipates that Western Singapore will not be a subadviser to the merged Fund and that this fact will not have any impact on Western Asset’s ability to manage the merged Fund’s portfolio securities. Under Western Singapore’s subadvisory agreement, Western Asset pays Western Singapore a fee for any of HIF’s assets managed by Western Singapore. Currently, Western Singapore does not manage any of HIF’s assets, and therefore is not receiving any subadvisory fee from Western Asset related to HIF.

The current investment objectives and policies of HIO will continue unchanged if the Merger occurs.

Please see “Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus for a more complete comparison of the Funds’ investment objectives, policies and a summary of the principal risks of investing in the Funds.

Q.	How will the Merger affect Fund fees and expenses?

A.    HIF currently pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of HIF’s average weekly net assets. HIO currently pays LMPFA, which is also HIO’s investment manager, an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of average daily net assets.

Although HIO’s investment management fee is higher than HIF’s, HIF also pays 0.45% in other expenses based on its average daily net assets, whereas HIO only pays 0.08% in other expenses based on its average daily net assets. As a result of the Merger, total expenses paid by HIF stockholders are expected to decline from 1.15% (for the fiscal year ended December 31, 2012) to approximately 0.88% in the combined Fund.

Q.	Will I have to pay any taxes as a result of the Merger?

A.    The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Assuming the Merger qualifies for such treatment, you generally will not recognize a gain or loss for federal income tax purposes as a result of the merger. HIF stockholders may, however, recognize gain or loss with respect to any cash those stockholders receive pursuant to the Merger in lieu of fractional shares. As a condition to the closing of the Merger, HIF and HIO will each receive an opinion of counsel to the effect that the Merger will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of the Merger. See “Proposal 2—Information About the Proposed Merger—Federal Income Tax Consequences.”

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Q.	Who will pay for the Merger?

A.    The costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies are estimated to be approximately $45,000, and will be borne exclusively by HIF. Any additional costs of the Merger relating to HIO will be borne by LMPFA and the additional costs of the Merger relating to HIF will be borne by HIF. The additional costs of the Merger relating to HIF are estimated to be approximately $131,000.

Q.	How does the Board recommend that I vote on the Merger?

A.    After careful consideration, HIF’s Board of Directors, including all of the Independent Directors, unanimously recommends that you vote FOR the Merger.

Q.	What will happen if the Merger is not approved?

A.    If the Merger is not approved, HIF will continue as a separate investment company, and HIF’s Board of Directors will consider such alternatives as it determines to be in the best interests of stockholders, including reproposing the Merger.

Q.	When is the Merger expected to happen?

A.    If HIF’s stockholders approve the Merger, the Merger is expected to occur on or about June 21, 2013.

Q.	Will my vote make a difference?

A.    Your vote is very important and can make a difference in the governance of HIF, no matter how many shares you own. Your vote can help ensure that the proposals recommended by the Board of Directors can be implemented. We encourage all stockholders to participate in the governance of HIF.

Q.	Whom do I call if I have questions?

A.    If you need more information, or have any questions about voting, please call Georgeson Inc., HIF’s proxy solicitor, at (888) 605-8334.

Q.	How do I vote my shares?

A.    You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or electronically by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope.

You may also attend the Meeting and vote in person. However, even if you intend to attend the Meeting, we encourage you to provide voting instructions by one of the methods described above.

It is important that you vote promptly.

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WESTERN ASSET HIGH INCOME FUND INC.

620 Eighth Avenue

New York, New York 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 23, 2013

To the Stockholders:

The Annual Meeting of Stockholders (the “Meeting”) of Western Asset High Income Fund Inc. (“HIF”) will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on May 31, 2013 at 10:00 a.m., Eastern Time, to consider and vote on the following proposals, as more fully described in the enclosed Proxy Statement/ Prospectus:

1.	A proposal to elect three Class I Directors and one Class II Director to the Board of Directors of Western Asset High Income Fund Inc.

2.	A proposal to approve the merger of Western Asset High Income Fund Inc. with and into Western Asset High Income Opportunity Fund Inc. in accordance with the Maryland General Corporation Law.

3.	The transaction of such other business as may be properly presented at the Meeting or any adjournments or postponements thereof.

The Board recommends that you vote “FOR” each Proposal upon which you are being asked to vote.

Stockholders of record at the close of business on March 22, 2013 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Board of Directors,

Robert I. Frenkel

Secretary

April 23, 2013

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to HIF involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp., c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) John B. Smith	John B. Smith, Jr., Executor

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PROXY STATEMENT/PROSPECTUS

April 23, 2013

PROXY STATEMENT FOR:

WESTERN ASSET HIGH INCOME FUND INC.

620 Eighth Avenue

New York, New York 10018

1-888-777-0102

PROSPECTUS FOR:

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

620 Eighth Avenue

New York, New York 10018

1-888-777-0102

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Western Asset High Income Fund Inc. (“HIF”) for HIF’s 2013 Annual Meeting of Stockholders (the “Meeting”). The Meeting will be held Friday, May 31, 2013 at 620 Eighth Avenue, 49th Floor, New York, New York at 10:00 a.m., Eastern Time. At the Meeting, stockholders of HIF will be asked to consider and act upon the following:

1.	A proposal to elect three Class I Directors and one Class II Director to the Board of Directors of Western Asset High Income Fund Inc.

2.	A proposal to approve the merger of Western Asset High Income Fund Inc. with and into Western Asset High Income Opportunity Fund Inc. in accordance with the Maryland General Corporation Law.

3.	The transaction of such other business as may be properly presented at the Meeting or any adjournments or postponements thereof.

If Proposal 2 is approved, as a result of the merger of HIF with and into Western Asset High Income Opportunity Fund Inc. (“HIO,” and together with HIF, the “Funds”) in accordance with the Maryland General Corporation Law (the “Merger”), each share of common stock, par value $0.001 per share, of HIF (the “HIF Common Shares”) would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock, par value $0.001 per share, of HIO (the “HIO Common Shares”), based on the net asset value of each Fund on the date preceding the Merger. HIO will not issue fractional HIO Common Shares to holders of HIF Common Shares. In lieu of issuing fractional shares, HIO will pay cash to each former holder of HIF Common Shares in an amount equal to the value of the fractional HIO Common Shares that the investor would otherwise have received in the Merger. Although the HIO Common Shares received in the Merger will have the same total net asset value as the HIF Common Shares held immediately before the Merger (disregarding fractional shares), their stock price on the New York Stock Exchange (“NYSE”) may be greater or less than that of the HIF Common Shares, based on current market prices persisting at the time of the Merger. All HIO Common Shares currently issued and outstanding will remain issued and outstanding following the Merger.

The Board believes that the Merger is in the best interests of HIF stockholders. HIF and HIO have near identical investment objectives and substantially similar policies and strategies, which will allow HIF stockholders to continue to have exposure to high-yield fixed income securities. Moreover, the Board believes that the size of HIO allows for additional opportunities for diversification. In addition, as a result of the Merger, the Board believes the combined Fund may benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity. Also, the Merger will result in a more streamlined high yield product offering, allowing for more focused marketing and shareholder servicing efforts.

At a meeting held on February 13 and 14, 2013, the Board of Directors of each Fund, including all of the Directors who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), unanimously approved an Agreement and Plan of Merger with respect to both Funds.

HIF was incorporated in Maryland on September 14, 1992; HIO was incorporated in Maryland on July 30, 1993. Both HIF and HIO are closed-end, diversified management investment companies listed on the NYSE.

HIF’s primary investment objective is to maintain a high level of current income. As a secondary objective, HIF seeks capital appreciation. Similarly, HIO’s primary investment objective is to seek high current income. As a secondary objective, HIO seeks capital appreciation. The current investment policies of HIO, which differ from those of HIF, will continue unchanged if the Merger occurs. Please see “Proposal 2—Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus for a more complete comparison of the Funds’ investment objectives and policies.

The Merger will be effected pursuant to an Agreement and Plan of Merger, a form of which is attached to this Proxy Statement/Prospectus as Appendix A. The material terms and conditions of the Agreement and Plan of Merger are summarized in this Proxy Statement/Prospectus. See “Proposal 2—Information About the Proposed Merger-The Agreement and Plan of Merger.”

This Proxy Statement/Prospectus serves as a prospectus for HIO Common Shares under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of HIO Common Shares in the Merger.

Assuming the holders of HIF Common Shares approve the Merger and all other conditions to the consummation of the Merger are satisfied or waived, the Funds will jointly file articles of merger (the “Articles of Merger”) with the State Department of Assessments and Taxation of Maryland (the “SDAT”). The Merger will become effective when the SDAT accepts for record the Articles of Merger or at such later time, which may not exceed 30 days after the Articles of Merger are accepted for record, as specified in the Articles of Merger. The date when the Articles of Merger are accepted for record, or the later date, is referred to in this Proxy Statement/Prospectus as the “Closing Date.” HIF, as soon as practicable after the Closing Date, will withdraw its registration under the 1940 Act.

The Merger is being structured as a tax-free reorganization for federal income tax purposes. See “Proposal 2— Information About the Proposed Merger—Federal Income Tax Consequences.” Stockholders should consult their tax advisors to determine the actual impact of the Merger on them in light of their individual tax circumstances.

You should retain this Proxy Statement/Prospectus for future reference as it sets forth concisely information about HIF and HIO that you should know before voting on the proposed Merger described below.

A Statement of Additional Information (“SAI”) dated April 23, 2013, which contains additional information about the Merger and the Funds, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, as well as HIF’s Annual Report to Stockholders for the Fiscal Year Ended December 31, 2012, filed with the SEC on March 1, 2013 (accession no. 0001104659-13-016810) and HIO’s Annual Report to Stockholders for the Fiscal Year Ended September 30, 2012, filed with the SEC on November 26, 2012 (accession no. 0001104659-12-079835), and, which highlight certain important information such as investment performance and expense and financial information, are incorporated by reference into this Proxy Statement/Prospectus. In addition, stockholder reports, proxy materials and other information concerning HIO (File No. 811-07920) and HIF (File No. 811-07162) can be inspected at the NYSE. You may receive free of charge a copy of the SAI, or the annual report and semi-annual report for either Fund, by contacting HIF and HIO at 888-777-0102, by writing either Fund at the address listed above or by visiting our website at www.lmcef.com.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus (File No. 333-187302) and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by

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electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

HIF Common Shares are listed on the NYSE under the symbol “HIF,” and HIO Common Shares are listed on the NYSE under the symbol “HIO.” After the Closing Date, HIO Common Shares will continue to be listed on the NYSE under the symbol “HIO.”

The information contained herein concerning HIF and HIO has been provided by, and is included herein in reliance upon, HIF and HIO, respectively.

The Securities and Exchange Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

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PROPOSAL 1—TO ELECT THREE CLASS I DIRECTORS AND ONE CLASS II DIRECTOR TO HIF’S BOARD OF DIRECTORS

Background

In accordance with HIF’s charter, HIF’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of HIF’s Class I Directors expire at the Meeting. Stockholders are being asked to elect three Class I Directors at the Meeting to hold office until the consummation of the Merger or, if HIF stockholders do not approve the Merger, until the 2016 Annual Meeting of Stockholders, or thereafter until his successor is duly elected and qualified. One person has also been nominated by the Board of Directors for election at the Meeting as a Class II Director for a term of one year (until the 2014 Annual Meeting of Stockholders), until the consummation of the Merger or, if HIF stockholders do not approve the Merger, until her successor has been duly elected and qualified or until she resigns or is otherwise removed. The term of office of each of the remaining Class II and Class III Directors expires at the year 2014 or 2015 Annual Meeting of Stockholders, respectively, or thereafter when his or her successor is duly elected and qualified, or until the consummation of the Merger. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

Similarly, in accordance with HIO’s charter, HIO’s Board of Directors is also divided into three classes: Class I, Class II and Class III. The terms of office of HIO’s Class I, Class II and Class III Directors expire at HIO’s 2014, 2015 and 2016 Annual Meetings of Stockholders, respectively, or thereafter when his or her successor is duly elected and qualified. The same individuals (including the nominees for election to HIF’s Board of Directors) serve as the Directors of both HIF and HIO.

The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. Each of the nominees is currently a member of HIF’s Board of Directors and has indicated that he or she will serve if elected. However, if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

The following table provides information concerning the nominees for election as Directors of HIF. These individuals are also currently Directors of HIO.

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
NON-INTERESTED NOMINEES
Daniel P. Cronin c/o Chairman of the Fund Legg Mason & Co., LLC (“Legg Mason & Co.”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director and Member of Audit and Nominating Committees; Class I (HIF), Class I (HIO)	Since 1993 (HIF), Since 2007 (HIO)	Retired; formerly, Associate General Counsel, Pfizer, Inc.	29	None

William R. Hutchinson c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth year: 1942	Director and Member of Audit and Nominating Committees; Class I (HIF), Class III (HIO)	Since 2003 (HIF), Since 2007 (HIO)	President, W.R. Hutchinson & Associates Inc. (oil industry consulting)	29	Director of Associated Banc-Corp.

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
Jeswald W. Salacuse c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth year: 1938	Director and Member of Nominating and Audit Committees; Class I (HIF), Class I (HIO)	Since 1993 (HIF), Since 2007 (HIO)	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University (since 1986); President, Arbitration Tribunal, World Bank/CSID (since 2004)	29	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”)

Eileen Kamerick c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1958	Director and Member of Nominating and Audit Committees; Class II (HIF), Class II (HIO)	Since 2013 (HIF), Since 2013 (HIO)	CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)	29	Director of Associated Banc-Corp (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

The following table provides information concerning the remaining Directors of HIF and HIO:

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
NON-INTERESTED DIRECTORS
Leslie H. Gelb c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Director and Member of Nominating and Audit Committees; Class II (HIF), Class III (HIO)	Since 2001 (HIF), Since 2007 (HIO)	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	29	Director of two registered investment companies advised by Blackstone Advisors L.L.C.

Riordan Roett c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Director and Member of Nominating and Audit Committees; Class II (HIF), Class III (HIO)	Since 1995 (HIF), Since 2007 (HIO)	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)	29	None

Carol L. Colman c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director and Member of Nominating and Audit Committees; Class III (HIF), Class I (HIO)	Since 2002 (HIF), Since 2007 (HIO)	President, Coleman Consulting Co.	29	None

Paolo M. Cucchi c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Director and Member of Nominating and Audit Committees; Class III (HIF), Class III (HIO)	Since 2007 (HIF), Since 2007 (HIO)	Professor of Italian & French languages, Drew University; formerly Vice President and Dean of College of Liberal Arts at Drew University (1984-2009)	29	None

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
INTERESTED DIRECTOR
R. Jay Gerken[2], CFA Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chairman, CEO, President and Director Class III (HIF), Class II (HIO)	Since 2002 (HIF), Since 2002 (HIO)	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman, President and Chief Executive Officer of LMPFA; Chairman of the Board and Trustee/Director of 162 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005).	162	Trustee, Consulting Group Capital Markets Fund (2002-2006)

(1)	The term “Fund Complex” means two or more registered investment companies that:
(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
(2)	Mr. Gerken is an “interested person” as defined in the 1940 Act because he is an officer of LMPFA and certain of its affiliates.

Each of the Directors has served as a Director of the Fund as indicated in the table above. The Directors were selected to join the Board based upon the following as to each Board Member: his or her character and integrity; such person’s service as a board member of other funds in the Legg Mason fund complex; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Director; as to each Director other than Mr. Gerken, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Mr. Gerken, his role with Legg Mason. No factor, by itself, was controlling.

In addition to the information provided in the table included above, each Director possesses the following attributes: Ms. Colman, experience as a consultant and investment professional; Mr. Cronin, legal and managerial experience; Mr. Cucchi, experience as a college professor and leadership experience as an academic dean; Mr. Gelb, academic and world affairs and foreign relations experience and service as a board member of other registered investment companies; Mr. Hutchinson, experience in accounting and working with auditors, consulting, business and finance and service as a board member of another financial services company; Ms. Kamerick, experience in business and finance, including financial reporting, and experience as a board member of a highly regulated financial services company; Dr. Roett, expertise in Latin and South American societies and economies and academic leadership experience; Mr. Salacuse, academic leadership and managerial experience, international investment experience, world affairs and foreign relations experience and service as a board member of other registered investment companies; and Mr. Gerken, investment management experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Security Ownership of Management

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2012:

Name of Director/Nominee	Dollar Range(1) of Equity Securities in HIF	Dollar Range(1) of Equity Securities in HIO	Aggregate Dollar Range(1) of Equity Securities in all Funds Overseen by Director/Nominee in Family of Investment Companies(2)
NON-INTERESTED DIRECTORS
Carol L. Colman	A	E	E
Daniel P. Cronin	B	C	E
Paolo M. Cucchi	A	A	C
Leslie H. Gelb	A	A	A
William R. Hutchinson	C	E	E
Eileen Kamerick(3)	A	A	A
Riordan Roett	B	A	C
Jeswald W. Salacuse	B	A	D
INTERESTED DIRECTOR
R. Jay Gerken	B	C	E

(1)	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = Over $100,000.

(2)

“Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

(3)	Ms. Kamerick became a Director, effective February 1, 2013.

At March 22, 2013, the Directors and officers of the Funds as a group beneficially owned less than 1% of the outstanding shares of each Fund’s common stock.

No Director or nominee for election as Director who is not an “interested person” of the Funds as defined in the 1940 Act, nor any immediate family members, to the best of the Funds’ knowledge, had any interest in the Funds’ investment adviser, or any person or entity (other than the Funds) directly or indirectly controlling, controlled by, or under common control with Legg Mason as of December 31, 2012.

Director Compensation

Under the federal securities laws, and in connection with the Meeting, the Funds are required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Funds, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by the Funds and the Fund Complex during the calendar year ended December 31, 2012 and the total compensation paid to each Director during the fiscal years ended September 30, 2012 for HIO and December 31, 2012 for HIF. Certain of the Directors listed below are members of the Funds’ Audit and Nominating Committees, as well as other committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Funds do not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal years ended September 30, 2012 for HIO and December 31, 2012 for HIF, respectively, to Mr. Gerken who is an “interested person” as defined in the 1940 Act.

Name of Directors	Aggregate Compensation from HIF for Fiscal Year Ended 12/31/12	Aggregate Compensation from HIO for Fiscal Year Ended 09/30/12	Total Compensation from the Funds and Fund Complex(1) for Calendar Year Ended 12/31/12	Directorships(2)
Carol L. Colman	$1,167	$11,485	$223,614	29
Daniel P. Cronin	1,167	11,485	222,614	29
Paolo M. Cucchi	1,106	10,873	211,633	29
Leslie H. Gelb	1,106	10,873	210,633	29
William R Hutchinson	1,270	12,504	243,583	29
Eileen Kamerick3)	0	0	0	0
Riordan Roett	1,106	9,807	211,633	29
Jeswald W. Salacuse	1,234	12,148	238,594	29

(1)

“Fund Complex” means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)	The numbers indicate the applicable number of investment companies in the Fund Complex overseen by that Director as of December 31, 2012.

(3)	Eileen Kamerick was appointed a member of the Board of Directors of each Fund, effective February 1, 2013.

Responsibilities of the Board of Directors

Each Fund’s Board of Directors is responsible for ensuring that each Fund is managed in the best interests of its respective stockholders. The Directors oversee the Funds’ business by, among other things, meeting with the Funds’ management and evaluating the performance of the Funds’ service providers including LMPFA, Western Asset, Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) in the case of HIF, the Funds’ custodian and the Funds’ transfer agent. As part of this process, the Directors consult with the Funds’ independent auditors and with their own separate independent counsel.

Each Fund’s Board of Directors reviews the Fund’s financial statements, performance, net asset value and market price and the relationship between them, as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund’s fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that the Fund continues to have access to high quality services in the future.

Each Fund’s Board of Directors has four regularly scheduled meetings each year, and additional meetings are scheduled as needed. In addition, each Board has an Audit Committee and a Nominating Committee that meet periodically and whose responsibilities are described below.

During HIF’s fiscal year ended December 31, 2012, HIF’s Board of Directors held four regular meetings and two special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. HIF does not have a formal policy regarding attendance by Directors at annual meetings of stockholders. Mr. Gerken attended HIF’s 2012 Annual Meeting of Stockholders.

During HIO’s fiscal year ended September 30, 2012, HIO’s Board of Directors held four regular meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. HIO does not have a formal policy regarding attendance by Directors at annual meetings of stockholders. Mr. Gerken attended HIO’s 2013 Annual Meeting of Stockholders.

Each Fund’s Board of Directors is currently comprised of nine directors, eight of whom are Independent Directors. R. Jay Gerken serves as Chairman of the Board. Mr. Gerken is an “interested person” of the Funds. The appointment of

Mr. Gerken as Chairman reflects the Board’s belief that his experience, familiarity with the Funds’ day-to-day operations and access to individuals with responsibility for the Funds’ management and operations provides the Board with insight into the Funds’ business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Funds’ business, legal and other needs and the orderly conduct of board meetings. Mr. Salacuse serves as Lead Independent Director for each Fund. The Chairman develops agendas for Board meetings of each Fund in consultation with the Lead Independent Director and presides at all meetings of the Board. The Lead Independent Director, among other things, chairs executive sessions of the Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and the Funds’ management between Board meetings. The Independent Directors regularly meet outside the presence of management and are advised by independent legal counsel. The Board also has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of each Fund, the number of Independent Directors (who constitute a super-majority of the Board’s membership) and the Board’s general oversight responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, including Western Asset, Western Asset Limited and, in the case of HIF, Western Singapore, but also enhances the independent and orderly exercise of its responsibilities

Audit Committee

Each Fund’s Audit Committee is composed of all Directors of that Fund who have been determined not to be “interested persons” of the Fund, LMPFA or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards. Currently, each Fund’s Audit Committee is composed of Mses. Colman and Kamerick, and Messrs. Cronin, Cucchi, Gelb, Hutchinson, Roett and Salacuse.

Mr. Hutchinson serves as the Chair of the Audit Committee of HIF and has been determined by the Board to be an “audit committee financial expert.” The principal functions of the Audit Committee are: to (a) oversee the scope of HIF’s audit, HIF’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee charter) for their ratification, the selection, appointment, retention or termination of HIF’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to HIF and certain other persons by HIF’s independent registered public accounting firm. This Committee met twice during the fiscal year ended December 31, 2011. HIF’s Board of Directors most recently reviewed and adopted an Audit Committee charter at a meeting held on May 21, 2010, a copy of which was attached as Annex A to the HIF’s proxy statement dated April 1, 2011.

Mr. Hutchinson serves as the Chair of the Audit Committee of HIO and has been determined by the Board to be an “audit committee financial expert.” The principal functions of the Audit Committee are: to (a) oversee the scope of HIO’s audit, HIO’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee charter) for their ratification, the selection, appointment, retention or termination of HIO’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by HIO’s independent registered public accounting firm. The Audit Committee met two times during the fiscal year ended September 30, 2012. HIO’s Board of Directors most recently reviewed and adopted an Audit Committee charter at a meeting held on May 21, 2010, a copy of which was attached as Annex A to HIO’s proxy statement dated December 29, 2010.

Nominating Committee

Each Fund’s Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of that Fund, is currently composed of Mses. Colman and Kamerick, and Messrs. Cronin, Cucchi, Gelb, Hutchinson, Roett and Salacuse. Only Directors who are not “interested persons” of the Funds as defined in the 1940 Act and who are “independent” as defined in the NYSE listing standards are members of the Funds’ Nominating Committees. Each Fund’s Nominating Committee may accept nominees recommended by the Fund’s stockholders as it deems appropriate. Stockholders of HIF who wish to recommend a nominee should send recommendations to such Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors.

A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

HIF’s Nominating Committee met twice during HIF’s fiscal year ended December 31, 2012. HIF’s Board of Directors most recently reviewed and adopted a Corporate Governance and Nominating Committee charter at a meeting held on February 12, 2012, a copy of which is attached as Appendix B to HIF’s Proxy Statement hereof.

HIO’s Nominating Committee met once during HIO’s fiscal year ended September 31, 2012. HIO’s Board of Directors most recently reviewed and adopted a Corporate Governance and Nominating Committee charter at a meeting held on February 12, 2012, a copy of which is attached as Annex B to HIO’s proxy statement dated December 21, 2012.

Each Fund’s Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. Each Fund’s Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. Neither Fund’s Nominating Committee has specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in each Fund’s Nominating Committee charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, each Fund’s Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•

the contribution the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Nominating Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

Officers

Each Fund’s executive officers are chosen each year at a regular meeting of the Board of Directors of the Fund, to hold office until their respective successors are duly elected and qualified. The same individuals serve as officers of both HIF and HIO. In addition to Mr. Gerken, each Fund’s Chairman, CEO and President, the executive officers of the Funds currently are:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard F. Sennett Legg Mason & Co. 100 International Drive, Baltimore, MD 21202 Birth year: 1970	Principal Financial Officer	Since 2011 (HIF), Since 2011 (HIO)	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Ted P. Becker Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1951	Chief Compliance Officer	Since 2006 (HIF), Since 2006 (HIO)	Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002-2005). Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.

Vanessa A. Williams Legg Mason & Co. 100 First Stamford Place, Stamford, CT 06902 Birth year: 1979	Identity Theft Prevention Officer	Since 2011 (HIF), Since 2011 (HIO)	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. or its predecessor (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. or its predecessor (2004 to 2008)

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven Frank Legg Mason & Co. 620 Eighth Avenue 49th Floor New York, NY 10018 Birth year: 1967	Treasurer	Since 2010 (HIF), Since 2010 (HIO)	Vice President of Legg Mason & Co. (since 2002); Treasurer of certain funds associated with Legg Mason or its affiliates (since 2010); formerly, Controller of certain funds associated with Legg Mason or its predecessors (from 2005 to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

Robert I. Frenkel Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003 (HIF), Since 2003 (HIO)	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001-2004)

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act in combination require each Fund’s Directors and principal officers, persons who own more than 10% of the Funds’ common stock, LMPFA and certain of its affiliates, to file reports of ownership and changes in ownership with the SEC and the NYSE. Such persons and entities are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, HIF believes that for its fiscal year ended December 31, 2012, and HIO believes that for its fiscal year ended September 30, 2012, all relevant persons have complied with applicable filing requirements.

Report of the Audit Committee (HIF)

Pursuant to a meeting of the Audit Committee on February 20-21, 2013, the Audit Committee reports that it has: (i) reviewed and discussed HIF’s audited financial statements with management; (ii) discussed with KPMG LLP (“KPMG”), the independent registered public accounting firm of HIF, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (iii) previously received written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by the Public Company Accounting Oversight Board Standard No. 1, and discussed with KPMG the independent registered public accounting firm’s independence.

Pursuant to the Audit Committee charter adopted by HIF’s Board, the Audit Committee is responsible for conferring with HIF’s independent registered public accounting firm, reviewing annual financial statements and recommending the selection of HIF’s independent registered public accounting firm. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting HIF. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of HIF’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are responsible for oversight. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of HIF’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in HIF’s annual report for HIF’s fiscal year ended December 31, 2012.

Submitted by the Audit Committee of HIF’s Board of Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R Hutchinson

Eileen Kamerick

Riordan Roett

Jeswald W. Salacuse

February  20-21, 2013

Board Recommendation and Required Vote

Directors are elected by a plurality of the votes cast by the holders of HIF Common Shares present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered “votes cast,” and do not affect the plurality vote required for Directors.

HIF’s Board of Directors unanimously recommends that stockholders of HIF vote FOR each of the nominees for Director.

PROPOSAL 2—TO APPROVE THE MERGER OF HIF WITH AND INTO HIO IN ACCORDANCE WITH THE MARYLAND GENERAL CORPORATION LAW

Summary

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Merger, a form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Proposed Merger

The Board believes that the Merger is in the best interests of HIF stockholders. HIF and HIO have near identical investment objectives and substantially similar policies and strategies, which will allow HIF stockholders to continue to have exposure to high-yield fixed income securities. Moreover, the Board believes that the size of HIO allows for additional opportunities for diversification. In addition, as a result of the Merger, the combined Fund may benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity. In particular, the total annual operating expenses borne by HIF stockholders are expected to decline from 1.15% to 0.88%. Also, the Merger will result in a more streamlined high yield product offering, allowing for more focused marketing and shareholder servicing efforts.

At a meeting held on February 13 and 14, 2013, the Boards of HIF and HIO, including all of the Independent Directors, unanimously approved the Agreement and Plan of Merger with respect to each Fund. As a result of the Merger:

•

each HIF Common Share will convert into an equivalent dollar amount (to the nearest $0.001) of full HIO Common Shares, based on the net asset value per share of each Fund calculated at 4:00 p.m. on the business day preceding the Closing Date;

•

each holder of HIF Common Shares will become a holder of HIO Common Shares and will receive, on the Closing Date, that number of HIO Common Shares having an aggregate net asset value (disregarding fractional shares) equal to the aggregate net asset value of such stockholder’s HIF Common Shares as of the close of business on the Business Day preceding the Closing Date; and

•

HIO will not issue any fractional Common Shares to HIF stockholders. In lieu thereof, HIO will pay cash to each former holder of HIF Common Shares in an amount equal to the value of the fractional HIO Common Shares that the investor would otherwise have received in the Merger.

If the Merger is not approved, HIF will continue as a separate investment company, and the Board of HIF will consider such alternatives as it determines to be in the best interests of stockholders, including reproposing the Merger.

For the reasons set forth below in “Information About the Proposed Merger-Reasons for the Merger and Board Considerations,” the Board of HIF, including all of the Independent Directors, has concluded that the Merger would be in the best interests of HIF, and that the interests of the holders of Common Shares of HIF would not be diluted as a result of the Merger. The Board, therefore, is hereby submitting the Merger to the holders of HIF Common Shares and recommends that stockholders of HIF vote “FOR” the Merger.

Because the Merger has been approved by at least 75% of HIF’s “Continuing Directors” as that term is defined in HIF’s charter, approval of the Merger requires the affirmative vote of the holders of a majority of the outstanding HIF Common Shares. See “Voting Information” below. If stockholders of HIF approve the Merger, the Closing Date of the Merger is expected to be on or about June 21, 2013. Under the Maryland General Corporation Law, the stockholders of HIO are not required to approve the Merger. Furthermore, because of the comparative sizes of HIF and HIO, NYSE rules also do not require stockholders of HIO to approve the Merger.

Prior to completion of the Merger, HIF and HIO will each have received an opinion of Simpson Thacher & Bartlett LLP to the effect that the Merger will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, for federal income tax purposes, (i) no gain or loss will generally be recognized by HIF or the holders of HIF Common Shares as a result of the Merger, (ii) the aggregate tax basis of the HIO Common Shares (including holders of fractional HIO Common Shares purchased by HIO) received by the holders of HIF Common Shares will be the same as the aggregate tax basis of the holders’ HIF Common Shares and (iii) a holder’s holding period for HIO Common Shares (including that of fractional HIO Common Shares purchased by HIO) will generally be determined by including the period for which he or she held HIF Common Shares converted pursuant to the Merger, provided that such shares were held as capital assets. Holders of HIF Common Shares may, however, recognize gain or loss with respect to cash such holders receive pursuant to the Merger in lieu of fractional shares. For more information about the federal income tax consequences of the Merger, see “Information about the Proposed Merger—Federal Income Tax Consequences” below.

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks

HIF and HIO have near identical investment objectives and substantially similar policies and strategies.

HIF’s primary investment objective is to maintain a high level of current income. As a secondary objective, HIF seeks capital appreciation. Similarly, HIO’s primary investment objective is to seek high current income. As a secondary objective, HIO seeks capital appreciation.

Under normal market conditions, HIF invests at least 80% of its net assets plus any borrowings for investment purposes in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. HIF may invest up to 50% of its total assets in non-U.S. dollar-denominated securities. In addition, HIF may invest up to 20% of the value of its total assets, measured at the time of investment, in illiquid securities.

In seeking to fulfill its investment objectives, HIO invests, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes in high-yielding corporate debt securities and preferred stocks and up to 20% in common stock equivalents, including options, warrants and rights. In addition, HIO may invest up to 20% of its total assets in the securities of foreign issuers that are denominated in currencies other than the U.S. dollar and may invest without limitation in securities of foreign issuers that are denominated in U.S. dollars. Furthermore, HIO may invest up to 15% of its assets in illiquid securities.

In general, HIO has greater flexibility to invest in equity securities, yet less flexibility to invest in foreign government securities. Moreover, Western Singapore currently serves as one of HIF’s subadvisers, but not as one of HIO’s. LMPFA currently anticipates that Western Singapore will not be a subadviser to the merged Fund and that this fact will not have any impact on Western Asset’s ability to manage the merged Fund’s portfolio securities. Under Western Singapore’s subadvisory agreement, Western Asset pays Western Singapore a fee for any of HIF’s assets managed by Western Singapore. Currently, Western Singapore does not manage any of HIF’s assets, and therefore is not receiving any subadvisory fee from Western Asset related to HIF.

The current investment objectives and policies of HIO will continue unchanged if the Merger occurs.

Neither Fund is intended to be a complete investment program, and there is no assurance that either Fund will achieve its objectives.

The preceding summary of the Funds’ investment objectives and certain policies should be considered in conjunction with the discussion below under “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds-Investment Objectives,” “-Principal Investment Strategies,” “-Fundamental Investment Restrictions” and “-Risk Factors.”

Effect on Expenses

HIF currently pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of HIF’s average weekly net assets. HIO currently pays LMPFA, which is also HIO’s investment manager, an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of average daily net assets. Although HIO’s investment management fee is higher than HIF’s, HIF also pays 0.45% in other expenses based on its average daily net assets, whereas HIO only pays 0.08% in other expenses based on its average daily net assets. As a result of the Merger, total expenses paid by HIF stockholders are expected to decline from 1.15% (for the fiscal year ended December 31, 2012) to approximately 0.88% in the combined Fund.

Fee Table and Expense Example

The table below (1) compares the estimated fees and expenses of each Fund, as of December 31, 2012, and (2) shows the estimated fees and expenses of the combined Fund, on a pro forma basis, as if the Merger occurred on December 31, 2012. The estimates are based on the contracts and agreements in effect as of December 31, 2012 and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of December 31, 2012. Accordingly, the actual fees and expenses of each Fund and the combined Fund as of the Closing Date of the Merger may differ from those reflected in the tables below due to changes in net assets from those at December 31, 2012. No amount of any prior fee waiver or expense reimbursement to HIO or HIF may be recovered by any person.

Changes in net assets may result from market appreciation or depreciation and other factors occurring between December 31, 2012 and the Closing Date of the Merger. As a general matter, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in the Fund’s net assets will be borne by the stockholders of that Fund and the combined Fund. For information concerning the net assets of each Fund as of January 31, 2013, please see “Capitalization.”

The estimated expenses of HIF and HIO as of December 31, 2012 and pro forma expenses following the proposed Merger are set forth below. The percentages in the table below are percentages of the Funds’ net assets attributable to Common Shares.

Fee Table

	Pre-Merger
	HIF (Target Fund)	HIO (Acquiring Fund)	Pro Forma Combined Fund
Management Fee	0.70%	0.80%	0.80%
Other expenses	0.45%	0.08%	0.08%
Total Annual Fund Operating Expenses	1.15%	0.88%	0.88%

Example

The following example helps you compare the costs of investing in the Funds’ Common Shares with the costs of investing in other funds. The example assumes that you invest $1,000 in Common Shares for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
HIF	$12	$37	$64	$140
HIO	$9	$28	$49	$108
Pro Forma Combined Fund	$9	$28	$49	$108

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following chart lists the investment objectives, principal investment policies and fundamental investment restrictions of HIF and HIO and describes the principal differences between the Funds’ respective policies. The chart provides HIF stockholders with a means of comparing the investment objectives, policies and strategies of HIF with those of HIO.

Investment Objectives

HIF (Target Fund)	HIO (Acquiring Fund)	Certain Differences between Funds
HIF’s primary investment objective is to maintain a high level of current income. As a secondary objective, HIF seeks capital appreciation.	HIO’s primary investment objective is to seek high current income. As a secondary objective, HIO seeks capital appreciation.	No difference.

Principal Investment Strategies

HIF (Target Fund)	HIO (Acquiring Fund)	Certain Differences between Funds
Under normal market conditions, HIF invests at least 80% of its net assets plus any borrowings for investment purposes in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. HIF may invest up to 50% of its total assets in non-U.S. dollar-denominated securities.	In seeking to fulfill its investment objectives, HIO invests, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes in high-yielding corporate debt securities and preferred stocks and up to 20% in common stock equivalents, including options, warrants and rights.	While similar, HIO has greater flexibility to invest in equity securities, yet less flexibility to invest in foreign government securities.

Fundamental Investment Restrictions

The following restrictions, along with the Funds’ investment objectives, are each Fund’s only fundamental policies- that is, policies that cannot be changed without the approval of the holders of a “1940 Act Majority” of the Fund’s outstanding voting securities. As used in this Proxy Statement/Prospectus, a “1940 Act Majority” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

With respect to each Fund, the other policies and investment restrictions referred to in this Proxy Statement/Prospectus are not fundamental policies of the Fund and may be changed by the Fund’s Board without stockholder approval. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

HIF (Target Fund)	HIO (Acquiring Fund)	Certain Differences between Funds
HIF may not purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements collateralized by any of such obligations.	HIO may not purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.	No difference.

HIF may not purchase the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer; provided, however, that up to 25% of the assets of it may be invested without regard to this limitation.	HIO may not purchase the securities of any issuer, other than U.S. government securities, if as a result more than 5% of the value of its total assets would be invested in the securities of the issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation.	No difference.

HIF may not (a) issue senior securities or borrow money, except that (i) HIF may borrow from banks up to 33-1/3% of the value of its total assets for emergency purposes, for the payment of dividends or for share repurchases or tender offers (provided that it will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets), and (ii) short-term credits necessary for settlement of securities transactions are not considered borrowings or senior securities, or (b) pledge, hypothecate, mortgage or otherwise encumber its assets other than to secure any such borrowings or in connection with hedging transactions, when-issued and delayed delivery transactions and similar investment strategies.	HIO may not (a) borrow money, except that (i) HIO may borrow from banks for temporary or emergency (not leveraging) purposes in an amount not exceeding 10% of the value of its total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made (provided that HIO will not make any additional investments while such borrowings exceed 5% of the value of its total assets) and (ii) HIO may enter into futures contracts, or (b) pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings and as margin for commodities transactions.	For emergency purposes, HIF may borrow from banks up to 33-1/3% of the value of its total assets for emergency purposes, for the payments of dividends or for share repurchases or tender offers, while HIO may borrow up to 10% for temporary or emergency purposes. For HIF, short-term credits are not considered borrowings or senior securities. Both funds may not pledge, hypothecate, mortgage or otherwise encumber the its assets except to secure borrowings or in connection with certain hedging transactions.

HIF may not own more than 10% of the outstanding voting securities of any one issuer, provided, however, that up to 25% of the assets of HIF may be invested without regard to this limitation.	HIO may not purchase more than 10% of the voting securities of any one issuer (other than U.S. government securities), except that up to 25% of the value of its total assets may be invested without regard to this 10% limitation.	No difference.

HIF (Target Fund)	HIO (Acquiring Fund)	Certain Differences between Funds
HIF may not purchase or sell commodities or commodity contracts, including futures contracts and options thereon, except that it may engage in certain hedging transactions.	HIO may not invest in commodities, except that it may invest in futures contracts, options on futures contracts and options on currencies.	Essentially no difference.

HIF may not make loans, except that it may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers’ acceptances and fixed time deposits) in accordance with its investment objectives and policies; (b) invest in loans through participations and assignments; (c) enter into repurchase agreements with respect to portfolio securities; and (d) make loans of portfolio securities.	HIO may not make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and loans of portfolio securities consistent with its investment objectives and policies.	Both HIF and HIO generally cannot make loans to others except as specified.

HIF may not underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with its investment program may be deemed to be an underwriting.	HIO may not underwrite the securities of other issuers, except insofar as it may be deemed an underwriter in the course of disposing of portfolio securities.	No difference.

HIF may not purchase real estate, real estate mortgage loans or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).	HIO may not purchase or sell real estate or interests in real estate, except that it may purchase and sell securities that are secured by real estate or interests in real estate and may purchase securities issued by companies that invest or deal in real estate.	No difference.

HIF may not make short sales of securities or purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

HIO may not purchase securities on margin, except that it may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

HIO may not make short sales of securities, except that it may engage in short sales against the box.

Both HIF and HIO may not purchase securities on margin except for delayed delivery or when-issued transactions. Both HIF and HIO may not make short sales of securities, except HIO may engage in short sales against the box.

HIF may not invest for the purpose of exercising control over management of any company.	No corresponding policy.	HIO has no explicit restriction with respect to investing for purpose of exercising control over management.

HIF (Target Fund)	HIO (Acquiring Fund)	Certain Differences between Funds
HIF may not invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases.	No corresponding policy.	HIO has no explicit restriction with respect to mineral investments.

HIF may not purchase shares of other investment companies (except as part of a Merger, consolidation or reorganization or purchase of assets approved by its shareholders).	HIO may not invest in securities of other investment companies registered or required to be registered under the 1940 Act, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, or to the extent permitted by the 1940 Act	No difference.

Additional Non-Fundamental Investment Policies

Under normal market conditions, HIF invests at least 80% of its net assets plus any borrowings for investment purposes in high-yield debt securities issued by U.S. and foreign corporations and foreign governments.

	HIO invests, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes in high-yielding corporate debt securities and preferred stocks.	HIO may invest in preferred stock as part of its 80% policy. HIF may invest in high-yield debt securities issued by foreign governments as part of its 80% policy.

HIF may invest up to 10% of its total assets in common stock, convertible securities, warrants, preferred stock or other equity securities of U.S. issuers. HIF will generally hold such investments as a result of purchases of unit offerings of debt securities which include such securities or in connection with an actual or proposed conversion or exchange of debt securities and will treat investments acquired in this manner, together with any holdings of convertible securities, as debt securities for purposes of its policy to invest at least 80% of its net assets plus any borrowings for investment purposes in high-yield debt securities issued by U.S. and foreign corporations and foreign governments.

HIF may purchase equity securities not associated with debt securities when, in the opinion of its investment manager, such purchase is appropriate.

	HIO may invest up to 20% of its total assets in common stock, common stock equivalents, including options, warrants and rights.	HIO may invest up to 80% of its assets in preferred stock while HIF may only invest 10%. HIO may invest up to 20% of its total assets in common stock and common stock equivalents while HIF may invest up to only 10%.

HIF may invest up to 50% of its total assets in non-U.S. dollar-denominated securities.	HIO may invest up to 20% of its total assets in the securities of foreign issuers that are denominated in currencies other than the U.S. dollar and may invest without limitation in securities of foreign issuers that are denominated in U.S. dollars.	HIF may invest up to 50% of its total assets in non-U.S. dollar denominated securities while HIO may only invest up to 20%..

HIF (Target Fund)	HIO (Acquiring Fund)	Certain Differences between Funds
If, in Western Asset’s judgment, conditions in the securities markets would make pursuing the basic investment strategy inconsistent with the shareholders’ best interests, the investment manager may employ alternative strategies, including investment of a substantial portion of assets in securities rated higher than “Ba” by Moody’s or “BB” by S&P.	If, in Western Asset’s judgment, conditions in the securities markets would make pursuing the basic investment strategy inconsistent with the shareholders’ best interests, the investment manager may employ alternative strategies, including investment of all of HIO’s assets in securities rated investment grade by any nationally recognized statistical rating organization.	Essentially no difference.

HIF may invest up to 35% of its total assets in high-quality short-term money market instruments, which may include obligations of the U.S. Government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody’s or which, in the opinion of LMPFA, are of comparable creditworthiness; certificates of deposit, banker’s acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks) and repurchase agreements with respect to such obligations.

If at some future time, in the opinion of the investment manager, adverse conditions prevail in the securities markets which makes the investment strategy inconsistent with the best interests of the shareholders, HIF may invest its assets without limit in high-quality short-term money market instruments.

	If, in Western Asset’s judgment, conditions in the securities markets would make pursuing the basic investment strategy inconsistent with the shareholders’ best interests, the investment manager may employ alternative strategies, including investment of all of HIO’s assets in securities rated investment grade by any nationally recognized statistical rating organization. Money market instruments that HIO may acquire will be securities rated in the two highest short-term rating categories by Moody’s or S&P or the equivalent from another major rating service or comparable unrated securities and include U.S. government securities; bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of U.S. or foreign banks); commercial paper; and repurchase agreements.	HIF may invest up to 35% of its total assets in high-quality short-term money market instruments. Both funds can invest without limit as an alternative strategy under adverse conditions.

No corresponding policy.	HIO may, but is not required to, utilize various investment techniques to earn income, facilitate portfolio management and mitigate risk. These investment techniques utilize convertible securities, interest rate and currency futures contracts, put and call options on such futures contracts, currency exchange transactions, illiquid securities, securities of unseasoned issuers and securities of foreign governments and corporations	HIF has no explicit description of all investment techniques.

HIF (Target Fund)	HIO (Acquiring Fund)	Certain Differences between Funds
including those of developing countries. Any or all of the investment techniques available to the investment manager may be used at any time, and there is no particular strategy that dictates the use of one technique rather than another.

HIF may purchase Brady Bonds with no or limited collateralization	No corresponding policy.	HIO has no explicit policy with respect to Brady Bonds.

HIF may invest up to 15% of its total assets in zero coupon securities and pay-in-kind bonds, and a substantial portion of HIF’s sovereign debt securities may be acquired at a discount. Any equity securities received in payment of interest will be subject to the 10% limitation while any debt securities received in payment of interest will not be subject to the credit quality standards for new investments.	HIO may invest in zero coupon, pay-in-kind and delayed interest securities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government securities.	HIF is limited to investing up to 15% of its total assets in zero coupon securities and pay-in-kind bonds, and equity securities received in payment are subject to its 10% limitation.

HIF may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions in the form of participations in loans (subject to the investment manager determining the lender interpositioned between HIF and the borrower to be creditworthy) and assignments of all or a portion of loans from third parties. These investments are considered to be investments in sovereign debt securities.	HIO may invest up to 15% of its assets in corporate loans.	HIF has no explicit policy with respect to the amount it may invest in loans.

HIF may use a variety of derivative instruments for investment purposes as well as for hedging or risk-management purposes. These derivative instruments may include futures contracts, credit default swaps, credit default swap index securities, swap agreements and options on those instruments. As part of its strategies, HIF may purchase and sell futures contracts, purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, enter into interest rate and currency transactions and enter into other	HIO may use a variety of derivative instruments for investment purposes as well as for hedging or risk-management purposes. These derivative instruments may include futures contracts, credit default swaps, credit default swap index securities, swap agreements and options on those instruments. As part of its strategies, HIO may purchase and sell futures contracts, purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, enter into interest rate and currency transactions and enter into other	No difference; both Funds may invest in a broad range of derivative instruments for hedging, risk management and investment purposes.

HIF (Target Fund)	HIO (Acquiring Fund)	Certain Differences between Funds
similar transactions which may be developed in the future to the extent Western Asset determines that they are consistent with the investment objectives and policies and applicable regulatory requirements.	similar transactions which may be developed in the future to the extent Western Asset determines that they are consistent with the investment objectives and policies and applicable regulatory requirements.

Western Asset will not use derivatives for the purpose of leverage but will rather maintain segregated accounts to cover its obligations relating to the purchase of derivatives or otherwise comply with its investment restrictions regarding leverage in connection with such investments.

HIF may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions.

Western Asset will not use derivatives for the purpose of leverage but will rather maintain segregated accounts to cover its obligations relating to the purchase of derivatives or otherwise comply with its investment restrictions regarding leverage in connection with such investments.

HIO may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions.

HIF may enter into may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis and will not sell interest rate caps or floors that it does not own. HIF will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess.

LMPFA and Western Asset have the discretion to determine whether a particular counterparty in certain types of derivative transactions is creditworthy. Therefore, HIF has the ability to trade with counterparties with less than the highest credit rating as long as the counterparties are deemed creditworthy by the investment adviser or the sub-adviser.

	No corresponding policy.	HIO has no explicit policy with respect this category of derivatives.

HIF may enter into (a) futures contracts of debt securities, aggregates securities, indices based upon the prices thereof, and other financial indices, and (b) put or call options on such futures contracts.

HIF may not sell futures contracts if the value of such futures contracts exceeds the total market value of its

HIO may enter into interest rate and currency futures contracts and may purchase and sell put and call options on such futures contracts.

HIO may only enter into futures contracts traded on regulated commodity exchanges. HIO may either accept or make delivery of cash or the underlying instrument specified

HIF may enter into futures contracts of (and put or call options on) debt securities, aggregates of securities and indices, while HIO may enter into interest rate and currency futures contracts.

HIF (Target Fund)	HIO (Acquiring Fund)	Certain Differences between Funds
portfolio securities. HIF will not engage in transactions in futures contracts or options thereon for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities in its portfolio. In addition, HIF will not enter into a futures contract or option thereon if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the fair market value of its total assets; provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash or cash equivalents will be maintained and marked to market in an amount equal to the market value of the contract.	at the expiration of a futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange). HIO may purchase and write put and call options on futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by HIO in order to terminate existing positions. With respect to options purchased by HIO, there are no daily cash payments made by HIO to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value.

HIF may purchase or sell exchange-traded or over-the-counter put or call options on securities and indices based upon the prices of securities. HIF is authorized to purchase and sell exchange listed options and over-the-counter options which are privately negotiated with the counterparty to such contract. HIF will only enter into over-the-counter options with counterparties with the highest long-term credit ratings, and with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York.	No corresponding policy.	HIO has no explicit policy with respect to this category of derivatives.

HIF may enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of LMPFA or Western Asset are based on guidelines established by the Board of Directors, are deemed creditworthy.	HIO may enter into repurchase agreement transactions with certain member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York’s list of reporting dealers.	HIF’s ability to enter into repurchase agreements depends on the creditworthiness of the bank/dealer/financial institutions as determined by the Board while HIO’s ability depends on the specified entities.

HIF may purchase securities on a when-issued or delayed delivery basis and will only make commitments to purchase securities on a when-issued	HIO may purchase securities on a when-issued basis, or may purchase or sell securities for delayed delivery. HIO will not accrue income with	Essentially no difference.

HIF (Target Fund)	HIO (Acquiring Fund)	Certain Differences between Funds
or delayed delivery basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. HIF will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these assets declines, HIF will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.	respect to a when-issued or delayed delivery security prior to its stated delivery date and will establish with the Custodian a segregated account consisting of cash, U.S. government securities or other liquid high grade debt obligations, in an amount equal to the amount of the when-issued and delayed delivery purchase commitments.

HIF may lend securities from its portfolio if liquid assets in an amount at least equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to HIF with respect to the loan is maintained by HIF in a segregated account.

Any securities that HIF may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, HIF will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which it is permitted to invest. During the time securities are on loan, the borrower will pay HIF any accrued income on those securities, and HIF may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by HIF will be invested in securities in which it is permitted to invest. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by HIF will be subject to termination at HIF’s or the borrower’s option. HIF may pay reasonable negotiated fees in connection with loaned securities, so long as such fees

HIO is authorized to lend securities it holds to brokers, dealers and other financial organizations. Loans of HIO’s securities, if and when made, may not exceed 20% of HIO’s assets taken at value. HIO’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities that will be maintained at all times in a segregated account in an amount equal to the current market value of the loaned securities. From time to time, HIO may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with HIO and that is acting as a finder.

The portfolio will adhere to the following conditions whenever it lends its securities: (1) HIO must receive at least 100% cash collateral or equivalent securities from the borrower, which amount of collateral will be maintained by daily marking to market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) HIO must be able to terminate the loan at any time; (4) HIO must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities,

Both Funds may lend securities. Loans of HIO’s securities may not exceed 20% of its total assets.

HIF (Target Fund)	HIO (Acquiring Fund)	Certain Differences between Funds
are set forth in a written contract and approved by HIF’s Board of Directors.	and any increase in market value; (5) HIO may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, HIO’s Board of Directors must terminate the loan and regain HIO’s right to vote the securities.

HIF may invest up to 20% of the value of its total assets, measured at the time of investment, in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. HIF is not required by its limitation on investments in illiquid securities to dispose of such securities if the proportion of its total assets represented by illiquid securities exceeds 20% due to market changes.	HIO may invest up to 15% of its assets in illiquid securities.	HIO may only invest up to 15% of its assets in illiquid securities, while HIF may invest up to 20%.

HIF may purchase certain restricted securities eligible for sale to qualified institutional buyers as contemplated by recently adopted Rule 144A under the Securities Act.	No corresponding policy.	HIO has no explicit policy with respect to restricted securities.

HIF may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets.

HIF will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

HIO may engage in currency exchange transactions and purchase exchange-traded put and call options on foreign currencies.

HIO will conduct its currency exchange transactions either on a spot (i.e. cash) basis at the rate prevailing in the currency exchange market or through entering into forward contracts to purchase or sell currencies. HIO’s dealings in forward currency exchange transactions will be limited to hedging involving either specific transactions or portfolio positions. HIO will not position hedge with respect to a particular currency to an extent greater than the aggregate market value at any time of the security or securities held in its portfolio denominated or quoted in or currently convertible (such as through

Both funds may engage in currency exchange transactions on a spot basis and in currency hedging transactions. HIO has specific restrictions for covering its currency hedging transactions.

HIF (Target Fund)	HIO (Acquiring Fund)	Certain Differences between Funds
exercise of an option or consummation of a forward currency contract) in that particular currency. If HIO enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency; (b) ownership of an option to enter into an offsetting forward currency contract; (c) entering into a forward contract to purchase currency being sold or to sell currency being purchased, provided that such covering contract is itself covered by any one of these methods unless the covering contract closes out the first contract; or (4) depositing into a segregated account with the custodian or a sub-custodian of HIO cash or readily marketable securities in an amount equal to the value of its total assets committed to the consummation of the forward currency contract and not otherwise covered. In the case of transaction hedging, any securities placed in the account must be liquid debt securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount. Hedging transactions may be made from any foreign currency into dollars or into other appropriate currencies.

No corresponding policy.	HIO may purchase put options on a foreign currency in which securities held by it are denominated to protect against a decline in the value of the currency in relation to the currency in which the exercise price is denominated. Options on foreign currencies purchased by HIO may be traded on domestic and foreign exchanges or traded over-the-counter.	HIF has no explicit policy regarding this category of derivatives.

No corresponding policy.	HIO may make short sales of securities in order to reduce market exposure and/or to increase its income	HIF may not engage in short-sales.

HIF (Target Fund)	HIO (Acquiring Fund)	Certain Differences between Funds
if, at all times when a short position is open, HIO owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of the securities sold short. Short sales of this kind are referred to as short sales “against the box.” HIO will segregate the securities against which short sales against the box have been made in a special account with its custodian. Not more than 10% of HIO’s total assets (taken at current value) may be held as collateral for such sales at any one time.

HIF may not purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements collateralized by any of such obligations.	HIO may invest in direct obligations of the United States and obligations issued by U.S. government agencies and instrumentalities, which includes Treasury Bills, Treasury Notes and Treasury Bonds. Included among the securities issued by U.S. government agencies and instrumentalities are: Securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).	Essentially no difference.

HIF may invest in dollar rolls, asset-backed securities and mortgage-backed securities.

HIO may invest in dollar rolls, asset-backed securities and mortgage-backed securities.

HIO may not purchase additional fixed income securities rated by more than one rating agency lower than B if more than 10% of assets are invested in such securities.

No difference.

Risk Factors

There is no assurance that HIO or HIF will meet its investment objectives. You may lose money on your investment in either Fund. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in each Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares. An investment in HIO is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The following section includes a summary of the principal risks of investing in HIO. Except as described below, your investment in HIF is subject to the same risks.

Investment and Market Risk. An investment in HIO is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in HIO Common Shares represents an indirect investment in the fixed income securities and other investments owned by HIO, most of which could be purchased directly. The value of HIO’s portfolio securities may move up or down, sometimes rapidly and unpredictably. If the current global economic downturn continues or deteriorates further, the ability of issuers to service their obligations could be materially and adversely affected. At any point in time, your HIO Common Shares may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Fixed Income Securities Risk. In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed income securities, including high-yield securities, are also subject to certain risks, including:

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Issuer Risk. The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

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Interest Rate Risk. The market price of HIO’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Fluctuations in the market price of HIO’s securities will not affect interest income derived from securities already owned by HIO, but will be reflected in HIO’s net asset value. HIO may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing HIO’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

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Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing HIO to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in HIO’s income and distributions to stockholders. This is known as prepayment or “call” risk. Debt securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

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Reinvestment Risk. Reinvestment risk is the risk that income from HIO’s portfolio will decline if and when HIO invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect HIO’s Common Stock price or its overall return.

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Credit Risk. Credit risk is the risk that one or more fixed income securities in HIO’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. If the recent adverse conditions in the credit markets continue to adversely affect the broader global economy, the credit quality of issuers of fixed income securities in which HIO may invest would be more likely to decline, all other things being equal. Changes by an NRSRO in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of HIO’s investments. Since HIO invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities generally are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. High-yield fixed income securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

Liquidity Risk. HIO may invest in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which HIO has valued the securities. Liquidity risk exists when particular investments are difficult to sell. Securities may become illiquid after purchase by HIO, particularly during periods of market turmoil. When HIO holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if HIO is forced to sell these investments in order to segregate assets or for other cash needs, HIO may suffer a loss.

Below Investment Grade (High-Yield or Junk Bond) Securities Risk. HIO may invest in high-yield debt securities. Debt securities rated below investment grade are commonly referred to as “high-yield” securities or “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Debt securities rated C or lower by Moody’s, CCC or lower by S&P or CC or lower by Fitch or comparably rated by another NRSRO or, if unrated, determined by Western Asset to be of comparable quality are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security.

Debt securities rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for high-yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on HIO’s ability to dispose of a particular security. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by HIO, thereby reducing the value of your investment in HIO’s Common Shares. In addition, default may cause HIO to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, HIO may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. Western Asset’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade securities may present special tax issues for HIO to the extent that the issuers of these securities default on their obligations pertaining thereto, and the U.S. federal income tax consequences to HIO as a holder of such distressed securities may not be clear.

Foreign Securities and Emerging Markets Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, HIO’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

The risks of foreign investment are greater for investments in emerging markets. HIO considers a country to be an emerging market country if, at the time of investment, it is represented in the J.P. Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle or low-income. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.

Non-U.S. Government, or Sovereign, Debt Securities Risk. HIO invests in non-U.S. government, or sovereign, debt securities. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted non-U.S. government debt may be collected. Additional factors that may influence a government issuer’s ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

Since 2010, the risks of investing in foreign sovereign debt have increased dramatically as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on HIO’s investments, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of HIO. Moreover, as the European debt crisis has progressed, the possibility of one or more Eurozone countries exiting the European monetary union, or even the collapse of the Euro as a common currency, has arisen. The effects of the collapse of the Euro, or of the exit of one or more countries from the European monetary union, on the United States and the global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of HIO. See “—Risk Factors—Currency Risk.”

In addition, as noted above, HIO’s investment policies, in general, are less flexible with respect to investing in foreign government securities as compared to HIF’s. Holders of HIF Common Shares may be subject to greater risk associated with investing in foreign government securities as described above.

Currency Risk. If HIO invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions intended to protect HIO from decline in the value of foreign (non-U.S.) currencies, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by HIO. As a result, HIO’s investments in foreign currency denominated securities may reduce the returns of HIO. HIO will compute, and expects to distribute, its income in U.S. dollars, and the computation of income is made on the date that the income is earned by HIO at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which HIO receives its income falls relative to the U.S. dollar between the earning of the income and the time at which HIO converts the foreign currencies to U.S. dollars, HIO may be required to liquidate securities in order to make distributions if HIO has insufficient cash in U.S. dollars to meet distribution requirements. See “Dividends and Distributions—Distributions” and “HIO Dividend Reinvestment Plan.” The liquidation of investments, if required, may have an adverse impact on HIO’s performance.

HIO may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. In addition, there may be instances in which HIO’s portfolio contains synthetic exposure to a particular currency even though HIO does not own any bonds denominated in such a currency. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, the use of other derivatives, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent Western Asset’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which HIO may invest, currency hedging opportunities may not be available. See “—Risk Factors—Derivatives Risk.”

In addition, realizations and drawdowns in HIO’s currency exposure may add to volatility to HIO’s distributable income. If HIO’s currency exposure results in a negative return to HIO, it may result in HIO making distributions, some or all of which consist of a return of capital.

In addition, as noted above, HIO’s investment policies, in general, are less flexible with respect to investing in foreign government securities as compared to HIF’s. Holders of HIF Common Shares may be subject to greater risk associated with investing in foreign government securities to the extent that such securities are denominated in foreign (non-U.S.) currencies.

U.S. Government Debt Securities Risk. U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in HIO’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when HIO’s average maturity is longer, under certain market conditions HIO may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Derivatives Risk. HIO may utilize a variety of derivative instruments such as options, floors, caps and collars, futures contracts, forward contracts, options on futures contracts and indexed securities. Generally derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, credit risk and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as HIO’s counterparties with respect to its derivative transactions will affect the value of those instruments. By using derivatives that expose HIO to counterparties, HIO assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If HIO is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, HIO will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. As a result, concentrations of such derivatives in any one counterparty would subject HIO to an additional degree of risk with respect to defaults by such counterparty. See “—Counterparty Risk”. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that HIO will engage in these transactions to reduce exposure to other risks when that would be beneficial. If HIO invests in a derivative instrument, it could lose more than the principal amount invested. Changes to the derivatives markets as a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act and other government regulation may have an adverse effect on HIO’s ability to make use of derivative transactions.

Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on HIO’s performance.

It is possible that government regulation of various types of derivative instruments, including interest rate swaps, interest rate options, credit linked notes, foreign currency forward contracts, credit default swaps and total return swaps on individual securities and groups or indices of securities may limit or prevent HIO from using such instruments as part of its investment strategy, which could negatively affect HIO’s performance. For example, the U.S. Government recently enacted legislation that provides for new regulation of certain portions of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. Although the CFTC has released final rules relating to clearing, reporting, recordkeeping and registration requirements, many of the provisions contained in the Dodd-Frank Act are subject to further final rule making. New regulations could, among other things, restrict HIO’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to HIO) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and HIO may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

HIO is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like HIO, from registration as a “commodity pool operator” with respect to HIO under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to HIO under the CEA. As a result, effective December 31, 2012, HIO is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than bona fide hedging. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish HIO’s positions in such investments may not exceed 5% of the liquidation value of HIO’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of HIO’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, HIO may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Derivatives Regulation Risk. In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of HIO’s use of derivatives, which could have an adverse impact on HIO. Neither LMPFA nor Western Asset can predict the effects of these regulations on HIO’s portfolio. LMPFA and Western Asset monitor developments and seek to manage HIO’s portfolio in a manner consistent with achieving HIO’s investment objectives, but there can be no assurance that they will be successful in doing so.

Repurchase Agreements Risk. Subject to its investment objectives and policies, HIO may invest in repurchase agreements for investment purposes. Repurchase agreements typically involve the acquisition by HIO of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that HIO will sell the securities back to the institution at a fixed time in the future. HIO does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, HIO could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which HIO seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, HIO generally will seek to liquidate such collateral. However, the exercise of

HIO’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, HIO could suffer a loss.

Reverse Repurchase Agreements Risk. To the extent that HIO utilizes reverse repurchase agreements, it is a form of leverage and therefore involves many of the same risks involved in HIO’s use of leverage described above, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities sold by HIO in the reverse repurchase agreement may decline below the price at which HIO remains obligated to repurchase such securities. In addition, there is a risk that the market value of the securities retained by HIO may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, HIO may be adversely affected. Also, in entering into reverse repurchase agreements, HIO would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreement transactions, HIO’s NAV will decline, and, in some cases, HIO may be worse off than if it had not used such instruments.

Management Risk. HIO is subject to management risk because it is an actively managed investment portfolio. Western Asset, Western Asset Limited and each individual investment professional may not be successful in selecting the best performing securities or investment techniques, and HIO’s performance may lag behind that of similar funds.

Potential Conflicts of Interest Risk. LMPFA, Western Asset, Western Asset Limited and HIO’s investment professionals have interests which may conflict with the interests of HIO. In particular, LMPFA also manages, and Western Asset serves as subadviser to, another closed-end investment company listed on the NYSE that has an investment objective and investment strategies that are substantially similar to HIO. Further, LMPFA, Western Asset and Western Asset Limited may at some time in the future manage and/or advise other investment funds or accounts with the same investment objective and strategies as HIO. As a result, LMPFA, Western Asset, Western Asset Limited and HIO’s investment professionals may devote unequal time and attention to the management of HIO and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of HIO. LMPFA, Western Asset, Western Asset Limited and HIO’s investment professionals may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit HIO’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to HIO than if similar transactions were not being executed concurrently for other accounts. At times, an investment professional may determine that an investment opportunity may be appropriate for only some accounts for which he or she exercises investment responsibility, or may decide that certain accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that HIO holds, potentially resulting in a decrease in the market value of the security held by HIO.

Common Stock Risk. The Fund may invest up to 20% of its assets in common stocks equivalents. Generally, HIO has a greater flexibility to invest in equity securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. In addition, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The value of the common stocks in which the Fund may invest will be affected by changes in the stock markets generally, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The common stocks of smaller companies are more sensitive to these changes than those of larger companies. Common stock risk will affect the Fund’s net asset value per share, which will fluctuate as the value of the securities held by the Fund change.

Preferred Stock Risk. HIO invests, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes in high-yielding corporate debt securities and preferred stocks. Generally, HIO has a greater flexibility to invest in equity securities. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stock provides equity ownership of a company, and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stocks also may be subject to optional or mandatory redemption provisions.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. Similar to traditional fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Senior Loans Risk. HIO may invest in first lien senior secured loans (“Senior Loans”) issued by banks, other financial institutions, and other investors to corporations, partnerships, limited liability companies and other entities to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes. An investment in Senior Loans involves risk that the borrowers under Senior Loans may default on their obligations to pay principal or interest when due. In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by HIO, HIO will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of HIO. If HIO acquires a Senior Loan from another lender, for example, by acquiring a participation, HIO may also be subject to credit risks with respect to that lender.

HIO will generally invest in Senior Loans that are secured with specific collateral. However, there can be no assurance that liquidation of collateral would satisfy the borrower’s obligation in the event of non-payment or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, HIO could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Senior Loans are typically structured as floating rate instruments in which the interest rate payable on the obligation fluctuates with interest rate changes. As a result, the yield on Senior Loans will generally decline in a falling interest rate environment causing HIO to experience a reduction in the income it receives from a Senior Loan. Senior Loans are generally of below investment grade quality and may be unrated at the time of investment; are generally not registered with the SEC or state securities commissions; and are generally not listed on any securities exchange. In addition, the amount of public information available on Senior Loans is generally less extensive than that available for other types of assets.

Second Lien Loans Risk. Second senior secured lien loans (“Second Lien Loans”) generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.

Loan Participations and Assignments Risk. HIO may invest in participations in loans or assignments of all or a portion of loans from third parties. In connection with purchasing participations, HIO generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and HIO may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, HIO may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, HIO may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain participations may be structured in a manner designed to avoid purchasers of participations being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired. HIO will acquire participations only if the lender interpositioned between HIO and the borrower is determined by Western Asset to be creditworthy.

Middle Market Companies Risk. HIO may invest in middle market securities. Investing in middle market companies involves a number of significant risks, including but not limited to:

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companies may have limited financial resources and may be unable to meet their obligations under their debt securities that HIO may hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees HIO may have obtained in connection with an investment;

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middle market companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

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middle market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the issuer;

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middle market companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•	middle market companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Counterparty Risk. Changes in the credit quality of the companies that serve as HIO’s counterparties (whether a clearing corporation in the case of cleared instruments or another third party in the case of uncleared instruments) with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, HIO may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy dissolution, assignment for the benefit of creditors, liquidation, winding-up or analogous or other reorganization proceeding. HIO may obtain only a limited recovery or may obtain no recovery in such circumstances. Some, but not all, derivative transactions may be cleared, in which case a central clearing counterparty stands between the direct parties to the derivative transaction and effectively guarantees performance of each contract, to the extent of its available resources for such purpose. Uncleared derivative transactions have no such protection; each party bears the risk that its direct counterparty will default. Counterparty risk with respect to certain exchange-trade and over-the-counter derivatives may be further complicated by recently enacted U.S. financial reform legislation. See “Derivatives Risk” above for more information.

Credit Default Swap Risk. HIO may invest in credit default swap transactions for hedging or investment purposes. Credit default swap agreements involve greater risks than if HIO had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation through either physical settlement or cash settlement. HIO may be either the buyer or seller in a credit default swap transaction. If HIO is a buyer and no event of default occurs, HIO will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, HIO (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, HIO receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The sale of a credit default swap is a form of leverage. HIO currently segregates assets on HIO’s records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller or otherwise covers such obligations. If such assets are not fully segregated or otherwise covered by HIO, the use of credit default swap transactions could then be considered senior securities for purposes of the 1940 Act. Recent market developments related to credit default swaps have prompted increased scrutiny with respect to these instruments. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act, credit default swaps may in the future be subject to increased regulation. Such regulation may limit HIO’s ability to use credit default swaps. Although HIO will seek to realize gains by writing credit default swaps that increase in value, to realize gains on writing credit default swaps, an active secondary market for such instruments must exist or HIO must otherwise be able to close out these transactions at advantageous times. If no such secondary market exists or HIO is otherwise unable to close out these transactions at advantageous times, writing credit default swaps may not be profitable for HIO.

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that HIO may not receive adequate collateral. As of the date of this prospectus, credit default swaps are not currently traded on any securities exchange, however certain credit default swaps will be cleared through swaps clearing houses. HIO may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause HIO to incur more losses.

Structured Notes and Related Instruments Risk. HIO may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from HIO’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of HIO’s portfolio.

Risks of Futures and Options on Futures. The use by HIO of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

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Successful use of hedging transactions depends upon Western Asset’s ability to correctly predict the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed.

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There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

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Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

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There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If HIO were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. HIO would continue to be subject to market risk with respect to the position.

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There is no assurance that HIO will use hedging transactions. For example, if HIO determines that the cost of hedging will exceed the potential benefit to HIO, HIO will not enter into such transactions.

When-Issued and Delayed-Delivery Transactions Risk. HIO may purchase fixed income securities on a when-issued basis, and may purchase or sell those securities for delayed delivery. When-issued and delayed-delivery transactions occur when securities are purchased or sold by HIO with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed-delivery basis may expose HIO to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. HIO will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Portfolio Turnover Risk. Changes to the investments of HIO may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate may result in increased transaction costs for HIO in the form of increased dealer spreads and other transactional costs, which may have an adverse impact on HIO’s performance. In addition, high portfolio turnover may result in the realization of net short-term capital gains by HIO which, when distributed to stockholders, will be taxable as ordinary income. A high portfolio turnover may increase HIO’s current and accumulated earnings and profits, resulting in a greater portion of HIO’s distributions being treated as a dividend to HIO’s stockholders. The portfolio turnover rate of HIO will vary from year to year, as well as within a given year.

Temporary Defensive Strategies Risk. When Western Asset anticipates unusual market or other conditions, HIO may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; repurchase agreements with respect to any of the foregoing investments or any other fixed income securities that Western Asset considers consistent with this strategy. To the extent that HIO invests defensively, it may not achieve its investment objectives.

Rating Agency Risk. Credit ratings are issued by rating agencies which are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, in recent years there have been instances in which the initial rating assigned by a rating agency to a security failed to take account of adverse economic developments which subsequently occurred, leading to losses that were not anticipated based on the initial rating. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. The ratings of a debt security may change over time. As a result, debt instruments held by HIO could receive a higher rating or a lower rating during the period in which they are held. HIO will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.

United States Credit Rating Downgrade Risk. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA.” The downgrade by S&P could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all kinds of debt. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by HIO. Neither LMPFA nor Western Asset can predict the effects of these or similar events in the future on the U.S. economy and securities markets or on HIO’s portfolio. LMPFA and Western Asset monitor developments and seek to manage HIO’s portfolio in a manner consistent with achieving HIO’s investment objectives, but there can be no assurance that they will be successful in doing so and LMPFA and Western Asset may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Mortgage-Backed Securities Risks. Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:

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Credit and Market Risks of Mortgage-Backed Securities. Investments by HIO in fixed rate and floating rate mortgage-backed securities will entail credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors could cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities may guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The value of all mortgage-backed securities also may change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to HIO as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. HIO also may purchase securities that are not guaranteed or subject to any credit support.

Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have more moderate changes in price when interest rates rise or fall, but their current yield will be affected.

In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which an individual mortgage or that specific mortgage-backed security carries, the default and delinquency rate of the mortgage pool, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization or undercollateralization of a mortgage pool.

Ongoing developments in the residential mortgage market may have additional consequences to the market for mortgage-backed securities. Delinquencies and losses generally have been increasing with respect to securitizations involving residential mortgage loans and may continue to increase as a result of the weakening housing market and the seasoning of securitized pools of mortgage loans. Many so-called “sub-prime” mortgage pools are currently distressed and in some cases may be trading at significant discounts to their face value.

Additionally, mortgage lenders recently have adjusted their loan programs and underwriting standards, which has reduced the availability of mortgage credit to prospective mortgagors. This has resulted in reduced availability of financing alternatives for mortgagors seeking to refinance their mortgage loans. The reduced availability of refinancing options for mortgagors has resulted in higher rates of delinquencies, defaults and losses on mortgage loans, particularly in the case of, but not limited to, mortgagors with adjustable rate mortgage loans or interest-only mortgage loans that experience significant increases in their monthly payments following the adjustment date or the end of the interest-only period (see “—Adjustable Rate Mortgages” below for further discussion of adjustable rate mortgage risks). These events, alone or in combination with each other and with deteriorating economic conditions in the general economy, may continue to contribute to higher delinquency and default rates on mortgage loans. The tighter underwriting guidelines for residential mortgage loans, together with lower levels of home sales and reduced refinance activity, also may have contributed to a reduction in the prepayment rate for mortgage loans generally and this trend may continue. The values of mortgage-backed securities may be substantially dependent on the servicing of the underlying mortgage pools, and therefore are subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral.

The United States Government conservatorship of Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Corporation (“Fannie Mae”) in September 2008 may adversely affect the real estate market and the value of real estate assets generally. It is unclear as of the date of this prospectus what the ultimate resolution of the conservatorship arrangement will be and what impact that resolution will have on the financial markets.

The Federal Housing Finance Agent (“FHFA”), as conservator or receiver of Fannie Mae and Freddie Mac, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. In the event the guaranty obligations of Fannie Mae or Freddie Mac are repudiated, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

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Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have, paid them off sooner. When a prepayment happens, a portion of the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of HIO’s higher yielding securities are likely to be redeemed and HIO will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. This is known as prepayment risk. Mortgage-backed securities also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by HIO is called for redemption, HIO will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on HIO’s ability to achieve its investment objective.

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Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times HIO may encounter difficulty in disposing of such investments. Because mortgage-backed securities have the potential to be less liquid than other securities, HIO may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity when disfavored by the market.

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Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, 2007, 2008 and 2009, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.

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Adjustable Rate Mortgages. Adjustable Rate Mortgages (“ARMs”) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or “teaser” interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the “teaser” rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed security into which that loan has been bundled.

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Interest and Principal Only Securities Risk. One type of stripped mortgage-backed security pays to one class all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on HIO’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, HIO may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.

Investments in mortgage-related securities may involve particularly high levels of risk under current market conditions.

Government Intervention in Financial Markets Risk. The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The impact of these measures is not yet known and cannot be predicted. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which HIO invests, or the issuers of such securities, in ways that are unforeseeable. Legislation or regulation may also change the way in which HIO itself is regulated. Such legislation or regulation could limit or preclude HIO’s ability to achieve its investment objectives. Western Asset will monitor developments and seek to manage HIO’s portfolio in a manner consistent with achieving HIO’s investment objectives, but there can be no assurance that it will be successful in doing so.

Market Price Discount from Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that HIO’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common Stock in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the Common Stock will depend not upon HIO’s net asset value but upon whether the market price of the Common Stock at the time of sale is above or below the investor’s purchase price for the Common Stock. Because the market price of the Common Stock will be determined by factors such as relative supply of and demand for the Common Stock in the market, general market and economic conditions and other factors beyond the control of HIO, HIO cannot predict whether the Common Stock will trade at, above or below net asset value or at, above or below the initial public offering price. HIO’s Common Stock is designed primarily for long-term investors and you should not view HIO as a vehicle for trading purposes.

Anti-Takeover Provisions. HIO’s Articles of Incorporation and by-laws include provisions that could limit the ability of other entities or persons to acquire control of HIO or convert HIO to an open-end fund. These provisions could have the effect of depriving Common Stockholders of opportunities to sell their Common Stock at a premium over the then-current market price of the Common Stock.

Market Disruption and Geopolitical Risk. Instability in the Middle East and terrorist attacks in the United States and around the world may have a substantial impact on the U.S. and world economies and securities markets. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors relating to the Common Stock. High-yield securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high-yield securities than on higher rated securities.

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk. The markets for credit instruments, including fixed income securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. Tightening of credit conditions occurred just as a record amount of corporate bonds (as measured by transaction volume) were scheduled to enter the markets in the third quarter of 2007. This imbalance has caused a significant dislocation in the markets, marked by sharply widened credit spreads, delayed high-yield bond offerings and a general reduction in liquidity. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have also resulted in significant valuation uncertainties in a variety of debt securities, including certain fixed income securities. In addition, during 2008, several major dealers of fixed income securities exited the market via acquisition or bankruptcy. These conditions resulted, and in many cases continue to result in greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. During times of reduced market liquidity HIO may not be able to sell securities readily at prices reflecting the values at which the securities are carried on HIO’s books. Sales of large blocks of securities by market participants, such as HIO, that are seeking liquidity can further reduce security prices in an illiquid market. These market conditions may make valuation of some of HIO’s securities uncertain and/or result in sudden and significant valuation increases or decreases in its holdings. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Common Stock.

Furthermore, because of the current conditions in the credit markets, issuers of fixed income securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity for the loans they make, the securities they purchase and the securities they issue. The worsening general economic conditions have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole. The reduced willingness of some lenders to extend credit, in general, may make it more difficult for issuers of Senior Loans and Second Lien Loans to finance their operations. These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by HIO to make payments of principal and interest when due, lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by HIO and adversely affect the net asset value of HIO’s Common Stock.

INFORMATION ABOUT THE PROPOSED MERGER

The Agreement and Plan of Merger

The following is a summary of the material terms and conditions of the Agreement and Plan of Merger. This summary is qualified in its entirety by reference to the form of Agreement and Plan of Merger attached as Appendix A to this Proxy Statement/Prospectus. Under the Agreement and Plan of Merger, HIF will merge with and into HIO on the Closing Date. As a result of the Merger and on the Closing Date:

•	HIF will no longer exist, and

•	HIO will be the surviving corporation

HIF will then:

•	deregister as an investment company under the 1940 Act,

•	cease its separate existence under Maryland law,

•	remove its Common Shares from listing on the NYSE, and

•	withdraw from registration under the Securities Exchange Act of 1934, as amended.

Each outstanding HIF Common Share will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full HIO Common Shares, based on the net asset value per share of each of the parties at 4:00 p.m. Eastern Time on the Business Day prior to the Closing Date. No fractional HIO Common Shares will be issued to the holders of HIF Common Shares. In lieu thereof, HIO will pay cash to each former holder of HIF Common Shares in an amount equal to the value of the fractional HIO Common Shares that the investor would otherwise have received in the Merger.

No sales charge or fee of any kind will be charged to holders of HIF Common Shares in connection with their receipt of HIO Common Shares in the Merger.

From and after the Closing Date, HIO will possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of HIF, all as provided under Maryland law.

Under Maryland law, stockholders of a corporation whose shares are traded publicly on a national securities exchange, such as the Funds’ Common Shares, are not entitled to demand the fair value of their shares upon a merger; therefore, the holders of the Funds’ Common Shares will be bound by the terms of the Merger, if approved. However, any holder of either Fund’s Common Shares may sell his or her Common Shares on the NYSE at any time prior to the Merger.

The Agreement and Plan of Merger may be terminated and the Merger abandoned, whether before or after approval by HIF’s stockholders, at any time prior to the Closing Date by resolution of either Fund’s Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Merger inadvisable with respect to HIO or HIF, respectively.

Prior to the Merger, HIF shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to HIF’s stockholders substantially all of its net investment income that has accrued through the Closing Date, if any, and substantially all of its net capital gain realized through the Closing Date, if any.

The Agreement and Plan of Merger provides that either Fund may waive compliance with any of the terms or conditions made therein for the benefit of that Fund, other than the requirements that: (a) the Agreement and Plan of Merger be approved by stockholders of HIF; and (b) HIF and HIO receive the opinion of Simpson Thacher & Bartlett LLP that the transactions contemplated by the Agreement and Plan of Merger will constitute a tax-free reorganization for federal income tax purposes, if, in the judgment of the Fund’s Board, after consultation with Fund counsel, such waiver will not have a material adverse effect on the benefits intended to be provided by the Merger to the stockholders of the Fund.

Under the Agreement and Plan of Merger, each Fund, out of its assets and property, will indemnify and hold harmless the other Fund and the members of the Board and officers of the other Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the other Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Fund or the members of the Board or officers of the Fund prior to the Closing Date, provided that such indemnification by the Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction. In no event will a Fund or the members of the Board or officers of a Fund be indemnified for any losses, claims, damages, liabilities or expenses arising out of or based on conduct constituting willful misfeasance, bad faith, gross negligence or the reckless disregard of duties.

The Board of each Fund, including the Independent Directors, has determined, with respect to its Fund, that the interests of the holders of that Fund’s Common Shares will not be diluted as a result of the Merger and that participation in the Merger is in the best interests of that Fund. All costs of the Merger relating to HIO will be borne by LMPFA and all costs of the Merger relating to HIF will be borne by HIF. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of this Proxy Statement/Prospectus, proxy solicitation expenses, SEC registration fees and NYSE listing fees.

Approval of the Agreement and Plan of Merger requires the affirmative vote of a majority of the outstanding HIF Common Shares. See “Voting Information” below. Because HIO is the successor corporation in the Merger, the Maryland General Corporation Law does not require stockholders of HIO to approve the Merger. Moreover, because of the comparative sizes of HIF and HIO, the NYSE rules do not require stockholders of HIO to approve the Merger.

Reasons for the Merger and Board Considerations

Board Considerations

The proposed Merger was presented to the Board of each Fund for consideration at simultaneous meetings held on February 13 and 14, 2013, and was approved by both Boards at that meeting. In considering the proposal, the Boards did not identify any single factor or piece of information as all-important or controlling, although significant weight was given to Western Asset’s analysis that HIF stockholders’ total expense ratio is anticipated to decline as a result of the proposal. Following extensive discussions, based on its evaluation of all material factors to both Funds participating in the proposed Merger, including those described below, the Board of each Fund, including all of the Independent Directors, determined, with respect to its Fund, that: (1) the Merger would be in the best interests of that Fund; and (2) the Merger would not result in the dilution of the interests of that Fund or its stockholders.

In recommending the Merger, HIF’s Board, with the advice of counsel to HIF’s Independent Directors, considered a number of factors, including the following:

•

The investment programs of the Funds are substantially similar with the exception that a much larger portion of HIF’s portfolio is allocated to emerging markets investments. In addition, the performance of the Funds has been comparable over the one, three, five and ten year periods ended November 30, 2012.

•	The stockholders of each Fund may benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity.

•	The stockholders of the Funds may benefit from a more streamlined high yield product offering, allowing for more focused marketing and shareholder servicing efforts.

•	HIF stockholders may benefit from exposure to the greater diversification of assets afforded by the larger size of HIO, despite a significantly reduced exposure to emerging markets.

•	The advisory and other services provided to HIF by LMPFA and its affiliates are not profitable while the advisory and other services provided to HIO by LMPFA and its affiliates are profitable.

•	HIF stockholders will pay a higher management fee to LMPFA in the combined Fund, but the total expense ratio of the combined HIO post-merger will be about 0.20% less than HIF’s current expense ratio.

•	HIF stockholders may benefit from increased trading liquidity, as HIO has an average daily dollar trading volume more than eight times that of HIF.

•	HIF stockholders may benefit from the capital loss carryforward of HIO.

•

HIO stockholders may benefit from the capital loss carry over of HIF as HIF’s capital loss carryforward will move to the merged Fund, although an estimated half of HIF’s carryforwards will expire unutilized.

Federal Income Tax Consequences

The following is a summary of the material federal income tax consequences of the Merger applicable to a holder of HIF Common Shares that receives HIO Common Shares in the Merger. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. holders (as defined below) that hold their HIF Common Shares as capital assets for federal income tax purposes (generally, assets held for investment). This discussion does not address all of the tax consequences that may be relevant to a particular HIF stockholder or to HIF stockholders that are subject to special treatment under federal income tax laws, such as:

•	stockholders that are not U.S. holders;

•	financial institutions;

•	insurance companies;

•	tax-exempt organizations;

•	dealers in securities or currencies;

•	persons whose functional currency is not the U.S. dollar;

•	traders in securities that elect to use a mark-to-market method of accounting;

•	persons that hold HIF Common Shares as part of a straddle, hedge, constructive sale or conversion transaction; and

•	U.S. holders who acquired their HIF Common Shares through the exercise of an employee stock option or otherwise as compensation.

If a partnership or other entity taxed as a partnership holds HIF Common Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships and partners in such a partnership should consult their tax advisors about the tax consequences of the Merger to them.

This discussion does not address the tax consequences of the Merger under state, local or foreign tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

Holders of HIF Common Shares are urged to consult with their own tax advisors as to the tax consequences of the Merger in their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws and of changes in those laws.

For purposes of this section, the term “U.S. holder” means a beneficial owner of HIF Common Shares that for federal income tax purposes is:

•	a citizen or resident of the United States;

•	a corporation, or other entity treated as a corporation for federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;

•	an estate that is subject to federal income tax on its income regardless of its source; or

•

a trust, the substantial decisions of which are controlled by one or more U.S. persons and which is subject to the primary supervision of a U.S. court, or a trust that validly has elected under applicable Treasury regulations to be treated as a U.S. person for federal income tax purposes.

Tax Consequences of the Merger Generally

HIF and HIO intend the Merger to qualify as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code. The Merger is conditioned upon the receipt by both HIF and HIO of an opinion from Simpson Thacher & Bartlett LLP to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) the Merger as provided in the Agreement and Plan of Merger will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that HIF and HIO will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) except for consequences regularly attributable to a termination of HIF’s taxable year, no gain or loss will be recognized to HIF as a result of the Merger or upon the conversion of HIF Common Shares to HIO Common Shares;

(iii) no gain or loss will be recognized to HIO as a result of the Merger or upon the conversion of HIF Common Shares to HIO Common Shares;

(iv) no gain or loss will be recognized to the stockholders of HIF upon the conversion of their HIF Common Shares to HIO Common Shares, except to the extent such stockholders are paid cash in lieu of fractional shares of HIO Common Shares in the Merger;

(v) the tax basis of HIF assets in the hands of HIO will be the same as the tax basis of such assets in the hands of HIF immediately prior to the consummation of the Merger;

(vi) immediately after the Merger, the aggregate tax basis of the HIO Common Shares received by each holder of HIF Common Shares in the Merger (including that of fractional share interests purchased by HIO) will be equal to the aggregate tax basis of the HIF Common Shares owned by such stockholder immediately prior to the Merger;

(vii) a stockholder’s holding period for HIO Common Shares (including that of fractional share interests purchased by HIO) will be determined by including the period for which he or she held HIF Common Shares converted pursuant to the Merger, provided that such shares of HIF Common Shares were held as capital assets;

(viii) HIO’s holding period with respect to the HIF assets transferred will include the period for which such assets were held by HIF; and

(ix) the payment of cash to the holders of HIF Common Shares in lieu of fractional HIO Common Shares will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by HIO with the result that the holder of HIF Common Shares will generally have a capital gain or loss to the extent the cash distribution differs from such stockholder’s basis allocable to the fractional HIO Common Shares.

Assuming that, in accordance with the opinion referred to above, the Merger qualifies as a reorganization within the meaning of Section 368(a)(1) of the Code, the Merger will result in the tax consequences described above in clauses (i) through (ix).

Information Reporting and Backup Withholding

Cash payments received in the Merger by a holder of HIF Common Shares may, under certain circumstances, be subject to information reporting and backup withholding at a rate of 28% of the cash payable to the holder, unless the holder provides proof of an applicable exemption, furnishes its taxpayer identification number (in the case of individuals, their social security number) or provides a certification of foreign status on IRS Form W-8BEN or other appropriate form, and otherwise complies with all applicable requirements of the backup withholding rules. Any amounts withheld from payments to a holder under the backup withholding rules are not additional tax and will be allowed as a refund or credit against the holder’s federal income tax liability, provided the required information is timely furnished to the IRS.

Reporting Requirements

A holder of HIF Common Shares who receives HIO Common Shares as a result of the Merger will be required to retain records pertaining to the Merger. Each holder of HIF Common Shares who is required to file a U.S. tax return and who is a “significant holder” that receives HIO Common Shares in the Merger will be required to file a statement with the holder’s federal income tax return setting forth certain information, including such holder’s basis in and the fair market value of such holder’s HIF Common Shares surrendered in the Merger. A “significant holder” is a holder of HIF Common Shares who, immediately before the Merger, owned (i) at least 5% of the outstanding stock of HIF or (ii) securities of HIF with a tax basis of $1,000,000 or more. Holders of HIF Common Shares should consult with their own tax advisors regarding the application of these reporting requirements.

Other Tax Considerations

While neither HIO nor HIF is aware of any adverse state or local tax consequences of the proposed Merger, they have not requested any ruling or opinion with respect to such consequences, and stockholders should consult their own tax advisor with respect to such matters.

Immediately prior to the Closing Date, HIF, to the extent necessary, will pay a dividend or dividends, which together with all previous dividends, are intended to have the effect of distributing to its stockholders substantially all of its net investment income that has accrued through the Closing Date, if any, and substantially all of its net capital gain, if any, realized through the Closing Date. Such dividends will be included in the taxable income of the stockholders of HIF.

Information Regarding Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward its net capital losses generated in taxable years beginning after December 22, 2010 (“Post-2010 Losses”) for an unlimited period. Federal income tax law also permits a regulated investment company to carry forward capital losses generated in taxable years beginning prior to December 22, 2010 (“Pre-2011 Losses”) for a period of up to eight taxable years, provided that such loss carryovers are utilized only after the full utilization of all Post-2010 Losses.

The Merger will cause the taxable year of HIF to close, which will accelerate the schedule for expiration of its carryovers of Pre-2011 Losses, and could also result in a net capital loss for the taxable year ending on the Closing Date. Because HIO has a carryover of Post-2010 Losses, the Merger may also delay the utilization of each Fund’s Pre-2011 Losses. In addition, the Merger is expected to result in a limitation on HIO’s ability to use carryovers of HIF and, potentially, to use unrealized capital losses inherent in the tax bases of the assets acquired, if realized within five years following the Merger. Those limitations, imposed by Section 382 of the Code, will apply if, as expected, the shareholders of HIF own less than 50% of HIO immediately after the Merger, and will be imposed on an annual basis. The annual Section 382 limitation for periods following the Merger generally will equal the product of the net asset value of HIF immediately prior to the Merger and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at the time of the Merger.

Under Section 384 of the Code, if HIO or HIF has a net unrealized gain inherent in its assets at the time of the Merger, then, under certain circumstances, that gain, to the extent realized within five years following the Merger, may not be offset by a carryover of losses realized prior to the Merger (other than a carryover of that Fund’s own losses) or, in certain cases, by a net unrealized loss inherent at the time of the Merger in the assets of the other Fund.

As of December 31, 2012, the Funds are entitled to capital loss carryovers for federal income tax purposes in the amounts set forth below:

HIF			HIO
	Amount of Carryforward	Fiscal Year of Expiration Prior to Merger	Amount of Carryforward	Fiscal Year of Expiration Prior to Merger
	$(2,204,741)	12/31/2016	$(2,845,531)	No Expiration	(1)
	(6,995,312)	12/31/2017	(855,375)	9/30/2016
			(21,593,145)	9/30/2017
			(49,024,877)	9/30/2018
			(11,684,123)	9/30/2019

Total	$(9,200,053)		$(86,003,051)

(1)

HIO is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to HIO’s other capital losses with the expiration dates listed above. As a result of this ordering rule, the other capital losses may be more likely to expire unutilized. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as are HIO’s other capital losses listed above.

HIF

Based on the recent data referred to above, the Merger would impact the use of HIF’s capital loss carryovers in the following manner: (1) the expiration date of the Pre-2011 Losses would be accelerated by one year and realigned to the year of HIO; for example, the carryovers due to expire on December 31, 2016 would expire on September 30, 2015; (2) the Pre-2011 Losses would not be available to be utilized until all Post-2010 Losses of HIO have been used; (3) HIF’s carryovers would benefit the shareholders of the combined fund, rather than only the shareholders of HIF; (4) the aggregate amount of the carryovers that could be utilized in any taxable year would be limited to the product of the long-term tax-exempt rate at the time of the Merger and the net asset value of HIF at that time (approximately $1,400,000 per year based on data as of a recent date); and (5) any gains recognized after the Merger attributable to unrealized appreciation in HIO’s portfolio at the time of the Merger would not be able to offset the capital loss carryover of HIF.

Based on such data, the combination of the above referenced limitations on the use of loss carryovers would result in some portion (approximately $4,600,000 based on data as of a recent date) of HIF’s loss carryovers expiring unused. It should be noted that there would be no assurances that HIF would be able to use such losses in the absence of the Merger. Additionally, HIF shareholders may benefit from the use of HIO’s capital loss carryovers by the combined Fund after the Merger.

HIO

Based on the recent data referred to above, the Merger would impact the use of HIO’s capital loss carryovers by benefiting the shareholders of the combined Fund, rather than only the shareholders of HIO.

Information Applicable to Both Funds

The capital loss carryovers and limitations described above may change significantly between now and the Closing Date, expected to be approximately June 21, 2013. Further, the ability of each Fund to use loss carryovers (even in the absence of the Merger) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The effect of the combination of these factors on the use of loss carryovers may result in some portion of the Pre-2011 Losses of either or both of the Funds expiring unused. This may result in shareholders paying more taxes or paying taxes sooner than they otherwise would if the Merger did not occur.

PORTFOLIO SECURITIES

The securities in which HIF may invest are permissible for investment under HIO’s investment objectives and strategies. Based on current market conditions which may change, LMPFA estimates that HIF will experience a total portfolio turnover of approximately 5% in connection with the Merger. The sale of these securities will occur prior to the consummation of the Merger. These securities may be sold for more or less than the cost at which such securities were carried. The sale of HIF’s portfolio securities will not result in tax to HIF due to the HIF’s “loss carryforwards” available to be used to offset any gains.

No securities of HIO need to be sold in order for HIO to comply with its investment restrictions or policies. The Funds may buy and sell securities in the normal course of their operations.

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Information About Directors and Officers

The business and affairs of HIF and HIO are managed under the direction of each Fund’s Board of Directors. The same individuals serve as the Directors and officers of both HIF and HIO. Information pertaining to the Directors and officers of the Funds is set forth under “Proposal 1” above.

Investment Manager and Sub-Advisers

LMPFA has served as each Fund’s investment manager since August 1, 2006. LMPFA, located at 620 Eighth Avenue, New York, NY 10018, is a registered investment adviser that provides administrative and compliance oversight services to each Fund.

Under each Fund’s management agreement with LMPFA, subject to the supervision and direction of each Fund’s Board, LMPFA is delegated the responsibility of managing the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, making investment decisions for the Fund and placing orders to purchase and sell securities. LMPFA performs administrative and management services necessary for the operation of each Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, Fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence, and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

Each Fund’s management agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Fund’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. Each Fund’s management agreement provides that LMPFA may render services to others. Each Fund’s management agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Directors, or by LMPFA on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. Each Fund’s management agreement provides that neither LMPFA nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

LMPFA does not provide day-to-day portfolio management services. Rather, portfolio management for each Fund is provided by Western Asset, located at 385 East Colorado Boulevard, Pasadena, California 91101.

Western Asset provides services to each Fund pursuant to a sub-advisory agreement between LMPFA and Western Asset. Under each sub-advisory agreement, subject to the supervision and direction of each Fund’s Board and LMPFA,

Western Asset will manage the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, assist in supervising all aspects of the Fund’s operations, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

The sub-advisory agreement for each Fund between LMPFA and Western Asset will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of each Fund (as defined in the 1940 Act) may terminate that Fund’s sub-advisory agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to Western Asset. Western Asset may terminate each sub-advisory agreement on 90 days’ written notice to each Fund and LMPFA. LMPFA and Western Asset may terminate each sub-advisory agreement upon their mutual written consent. Each sub-advisory agreement will terminate automatically in the event of assignment by Western Asset and shall not be assignable by LMPFA without the consent of Western Asset.

Western Asset Limited provides certain sub-advisory services to each Fund pursuant to a sub-advisory agreement dated October 9, 2006. Western Asset Limited was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A2EN. Western Asset Limited is responsible, generally, for managing Asian (excluding Japan), Japanese and global and non-U.S. dollar fixed income mandates including the related portions of Western Asset’s broader portfolios, as well as servicing these relationships. It undertakes all investment-related activities including investment management, research and analysis, securities settlement and client services. While Western Asset remains ultimately responsible for investment decisions relating to the Funds’ portfolio, Western Asset Limited provides certain sub-advisory services to the Funds relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments.

The sub-advisory agreement for each Fund between Western Asset and Western Asset Limited will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of each Fund (as defined in the 1940 Act) may terminate each Fund’s sub-advisory agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to Western Asset Limited. Western Asset Limited may terminate the sub-advisory agreement on 90 days’ written notice to the Fund and Western Asset. Western Asset and Western Asset Limited may terminate the sub-advisory agreement upon their mutual written consent. The sub-advisory agreement will terminate automatically in the event of assignment by Western Asset Limited and shall not be assignable by Western Asset without the consent of Western Asset Limited.

In connection with Western Asset’s service to HIF, Western Singapore provides certain sub-advisory services to HIF pursuant to a sub-advisory agreement dated February 3, 2009. Western Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. Western Singapore is responsible, generally, for managing Asian (excluding Japan), Japanese and global and non-U.S. dollar fixed income mandates including the related portions of Western Asset’s broader portfolios, as well as servicing these relationships. It undertakes all investment-related activities including investment management, research and analysis, securities settlement and client services. While Western Asset remains ultimately responsible for investment decisions relating to HIF’s portfolio, Western Singapore provides certain sub-advisory services to HIF relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments.

The sub-advisory agreement for HIF between Western Asset and Western Singapore will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Fund’s sub-advisory agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to Western Singapore. Western Singapore may terminate the sub-advisory agreement on 90 days’ written notice to the Fund and Western Asset. Western Asset and

Western Singapore may terminate the sub-advisory agreement upon their mutual written consent. The sub-advisory agreement will terminate automatically in the event of assignment by Western Singapore and shall not be assignable by Western Asset without the consent of Western Singapore.

HIF currently pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of HIF’s average weekly net assets. HIO currently pays LMPFA, which is also HIO’s investment manager, an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of average daily net assets.

For each Fund, LMPFA, and not the Fund, pays sub-advisory fees to Western Asset at the rate of 70% of the management fee paid to LMPFA.

Western Asset pays Western Asset Limited and Western Singapore a fee for its services at no additional expense to the Funds. The fee is based upon a percentage of the management fee equal to the amount of the Funds’ assets Western Asset allocates to Western Asset Limited and Western Singapore to manage.

LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company.

Additional information about the factors considered by the Board of HIO in approving its Investment Management Agreement and Sub-Advisory Agreements is set forth in HIO’s Semi-Annual Report to Stockholders for the Semi-Annual Period ending March 31, 2012. Additional information about the factors considered by the Board of HIF in approving its Investment Management Agreement and Sub-Advisory Agreements is set forth in HIF’s Annual Report to Stockholders for the Fiscal Year ended December 31, 2012.

Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, each of the Funds, LMPFA, Western Asset and Western Asset Limited have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by each Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

When personnel covered by either Fund’s Code of Ethics are employed by more than one of the managers affiliated with Legg Mason, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the Fund’s Code of Ethics.

Copies of the Codes of Ethics of the Funds, LMPFA, Western Asset, Western Asset Limited and Western Singapore are on file with the SEC.

Proxy Voting Policies

Although individual Directors may not agree with particular policies or votes by LMPFA, Western Asset, Western Asset Limited, each Fund’s Board has delegated proxy voting discretion to LMPFA and/or Western Asset, believing that LMPFA and/or Western Asset should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for each Fund to Western Asset through its contracts with Western Asset. Western Asset will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the Funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of Western Asset to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and either Fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from Western Asset and providing them to the relevant Fund as required for the Fund to comply with applicable rules under the 1940 Act.

LMPFA’s, Western Asset’s and Western Asset Limited’s Proxy Voting Policies and Procedures govern in determining how proxies relating to each Fund’s portfolio securities are voted and are attached as Appendix D, Appendix E and Appendix F, respectively, to this Proxy Statement/Prospectus. Information regarding how each Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the Fund’s website at http://www.lmcef.com and (3)  on the SEC’s website at http://www.sec.gov.

Investment Professionals of the Funds

Below is summary information for the Funds’ investment professionals. Certain employees of Western Asset listed below are members of the management teams of both HIF and HIO; others are involved in the management of only one of the Funds.

Name and Address	Length of Time Served	Principal Occupation(s) During Last Five Years
Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006 (HIF), Since 2006 (HIO)	Co-portfolio manager of the Funds; Chief Investment Officer of Western Asset. Employed as investment management professional with Western Asset during the past 5 years.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006 (HIF), Since 2006 (HIO)	Co-portfolio manager of the Funds; Head of Credit of Western Asset. Employed as investment management professional with Western Asset during the past 5 years.

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012 (HIO) Since 2012 (HIF)	Co-portfolio manager of the Funds; Research Analyst of Western Asset. Employed as investment management professional with Western Asset during the past 5 years.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the Funds) for which the each Fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. Data for registered investment companies is shown based on the specific investment professionals that are named in the applicable disclosure documents. Data for other pooled investment vehicles and other accounts is reported based on Western Asset’s practice of naming a particular individual to maintain oversight responsibility for each vehicle/account. Where the named individual has been assigned primary responsibility for oversight of another pooled investment vehicle or other account, that vehicle/account has been allocated to that individual for disclosure purposes, but not other investment professionals that may be involved in managing that vehicle/account. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of January 31, 2013.

Investment Professional	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stephen A. Walsh(1)	98 registered investment companies with $192.8 billion in total assets under management	230 other pooled investment vehicles with $99.1 billion in assets under management	712 other accounts with $619.1 billion in total assets under management

Investment Professional	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
		5 other pooled investment vehicles that charge a performance fee with approximately $0.8 billion in total assets under management	65 other accounts that charge a performance fee with approximately $15.9 billion in total assets under management

Michael Buchanan	42 registered investment companies with $33.4 billion in total assets under management	47 other pooled investment vehicles with $26.9 billion in assets under management	194 other accounts with $48.1 billion in total assets under management

		3 other pooled investment vehicles that charge a performance fee with approximately $0.5 billion in total assets under management	22 other accounts that charge a performance fee with approximately $7.1 billion in total assets under management

Christopher F. Kilpatrick	8 registered investment companies with $3.7 billion in total assets under management	None	None

(1)	The numbers above reflect the overall number of portfolios managed by employees of Western Asset.

Mr. Walsh is involved in the management of all Western Asset’s portfolios, but he is not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, Western Asset’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. Western Asset may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to Western Asset, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Western Asset’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

LMPFA, Western Asset, Western Asset Limited and investment professionals have interests which may conflict with the interests of the Fund. There is no guarantee that the policies and procedures adopted by LMPFA, Western Asset, Western Asset Limited and the Funds will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, Western Asset or Western Asset Limited may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, Western Asset’s or Western Asset Limited’s trade allocation policies may result in the Fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide Western Asset or Western Asset Limited with brokerage and research services. These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the LMPFA’s, Western Asset’s or Western Asset Limited’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the Fund, the investment professional’s conflicts of interest with respect to the Fund may be more acute.

Related Business Opportunities. LMPFA or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

An investment professional may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the investment professionals of each Fund as of January 31, 2013.

Investment Professional	Dollar Range(1) of HIO Securities Beneficially Owned	Dollar Range(1) of HIF Securities Beneficially Owned	Aggregate dollar Range(1) of Fund Securities Beneficially Owned
Stephen A. Walsh	E	A	E
Michael C. Buchanan	A	A	A
Christopher F. Kilpatrick	A	A	A

(1)	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = Over $100,000.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Legg Mason, Western Asset and Western Asset Limited, affiliates of Legg Mason, have a financial interest in the Merger because their respective fees under agreements with HIO generally are higher than under the agreement with HIF and increase as the assets of HIO increase. HIO’s assets will increase as a result of the Merger (although this increase in assets is expected to be offset by the concomitant loss of HIF’s assets and the related fees).

Further information about HIO is included in HIO’s Annual Report to Stockholders for the Fiscal Year Ended September 30, 2012, filed with the SEC on November 26, 2012 (accession no. 0001104659-12-079835), and HIF’s Annual Report to Stockholders for the Fiscal Year Ended December 31, 2012, filed with the SEC on March 1, 2013 (accession no. 0001104659-13-016810). Copies of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released stockholder reports are available upon request and without charge, by writing to the Funds at 620 Eighth Avenue, New York, New York 10041, by visiting the Funds’ website at www.lmcef.com or by calling the Funds at 888-777-0102.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith, file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the Edgar Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090.

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each Fund for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a stockholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the Funds’ financial statements. The financial statements of HIO for the fiscal years ended 2008, 2009, 2010, 2011 and 2012 and the financial statements of HIF for the fiscal years ended 2008, 2009, 2010, 2011 and 2012 have been audited by KPMG LLP, an independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual reports (available upon request).

Financial Highlights for HIO (Acquiring Fund)

For a share of capital stock outstanding throughout each year ended September 30:

	2012[1]	2011[1]	2010[1]	2009[1]	2008[1]

Net asset value, beginning of year	$5.76	$6.10	$5.70	$5.59	$7.03

Income (loss) from operations:
Net investment income	0.49	0.50	0.56	0.60	0.59
Net realized and unrealized gain (loss)	0.52	(0.31)	0.45	0.12	(1.46)
Total income (loss) from operations	1.01	0.19	1.01	0.72	(0.87)

Less distributions from:
Net investment income	(0.51)	(0.53)	(0.61)	(0.61)	(0.57)
Total distributions	(0.51)	(0.53)	(0.61)	(0.61)	(0.57)
Net asset value, end of year	$6.26	$5.76	$6.10	$5.70	$5.59

Market price, end of year	$6.65	$5.78	$6.27	$5.82	$4.34
Total return, based on NAV[2,3]	18.15%	2.81%	18.62%	16.86%	(12.32)%
Total return, based on Market Price[4]	25.00%	0.37%	19.42%	53.69%	(26.04)%
Net assets, end of year (millions)	$473	$433	$457	$424	$414

Ratios to average net assets:
Gross expenses	0.88%	0.89%	0.95%	1.00%	0.91%
Net expenses[5]	0.88	0.89	0.95	1.00	0.91
Net investment income	8.17	7.98	9.47	12.84	9.03

Portfolio turnover rate	53%	68%	96%	71%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

Financial Highlights for HIF (Target Fund)

For a share of capital stock outstanding throughout each year ended December 31:

	2012(1)	2011(1)	2010	2009	2008

Net asset value, beginning of year	$8.86	$9.52	$9.07	$6.41	$10.19

Income (loss) from operations:
Net investments income	0.72	0.73	0.81	0.90	0.86
Net realized and unrealized gain (loss)	0.82	(0.54)	0.54	2.64	(3.81)
Total income (loss) from operations	1.54	0.19	1.35	3.54	(2.95)

Loss distribution from:
Net investment income	(0.73)	(0.85)	(0.90)	(0.88)	(0.83)
Total distributions	(0.73)	(0.85)	(0.90)	(0.88)	(0.83)
Net asset value, end of year	$9.67	$8.86	$9.52	$9.07	$6.41

Market price, end of year	$9.39	$8.93	$10.05	$9.23	$5.96
Total return, based on NAV[2,3]	18.02%	1.90%	15.67%	58.66%	(30.63)%
Total return, based on Market Price[4]	13.67%	(2.80)%	19.79%	73.50%	(26.23)%
Net assets, end of year (000s)	$50,924	$46,442	$49,533	$46,927	$32,967

Ratio to average net assets:
Gross expenses	1.15%	1.11%	1.16%	1.31%	1.22%
Net expenses(5)	1.15	1.11	1.16	1.31	1.22
Net investment income	7.78	7.84	8.75	11.76	9.61

Portfolio turnover rate	60%	58%	92%	73%	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

Management’s Discussion of Fund Performance

The discussion of performance for HIO is dated as of September 30, 2012 and does not reflect developments occurring after that date.

Q. What is HIO’s investment strategy?

A. HIO’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. In seeking to fulfill its investment objectives, HIO invests, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes in high-yielding corporate debt securities and preferred stocks and up to 20% in common stock equivalents, including options, warrants and rights.

HIO employs an actively managed approach that is risk-aware and incorporates top-down macroeconomic views with industry sector insights and bottom-up credit research to derive the general framework for HIO’s predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative), as well as sector overweights and underweights.

Risk and weightings are reviewed on a regular basis. Western Asset’s bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with investment professionals to determine which securities provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.

At Western Asset, HIO’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior investment professional personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of HIO are Stephen A. Walsh, Michael C. Buchanan and Christopher F. Kilpatrick.

Q. What were the overall market conditions during HIO’s fiscal year ended September 30, 2012?

A. The spread sectors (non-Treasuries) experienced periods of volatility during HIO’s fiscal year ended September 30, 2012, but ultimately generated positive results. After falling sharply in August and September 2011 (prior to the beginning of HIO’s fiscal year ended September 30, 2012) most spread sectors then rallied in October, given hopes of progress in the European sovereign debt crisis and some better-than-expected economic data. While risk aversion returned in November, demand for the spread sectors resumed in December and generally remained robust during the next three months. This shift in investor sentiment was triggered by indications that the U.S. economy was gathering momentum and signs of progress in the European sovereign debt crisis. However, fears that the economy may be experiencing a soft patch and contagion fears from Europe led to periods of heightened risk aversion during portions of March, April and May. The spread sectors then rallied from June through September as investor sentiment improved.

Both short- and long-term Treasury yields declined during HIO’s fiscal year ended September 30, 2012. When the period began, two-year Treasury yields were 0.25%. They moved as low as 0.21% on January 17, 2012 and as high as 0.41% on March 20, 2012. Ten-year Treasury yields were 1.92% at the beginning of the period and peaked at 2.42% on October 27, 2011. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then edged higher due to some positive developments in Europe and hopes for additional Federal Reserve Board actions to stimulate the economy. When the reporting period ended on September 30, 2012, two-year Treasury yields were 0.23% and ten-year Treasury yields were 1.65%. All told, the Barclays U.S. Aggregate Index, returned 5.16% for the twelve months ended September 30, 2012. For comparison purposes, riskier fixed-income securities, including high-yield bonds, produced stronger results. High-yield spreads narrowed given generally strong demand from investors seeking to generate incremental income in the low interest rate environment. Over the fiscal year, the Barclays U.S. Corporate High Yield—2% Issuer Cap Index (the “Index”) returned 19.35%. During this period, as measured by the Index, lower-quality CCC-rated bonds outperformed higher-quality BB-rated securities, as they returned 24.18% and 17.64%, respectively.

Q. How did HIO respond to these changing market conditions?

A. A number of adjustments were made to HIO’s portfolio during HIO’s fiscal year ended September 30, 2012. From a sector perspective, we reduced the underweight to the poorly performing Energy sector. We reduced our overweight to Consumer Cyclicals in an attempt to get more defensive as the market rallied during the period and this was one of the best performing sectors in the benchmark. We increased our exposure to financials—specifically Banking—at the beginning of the period. We ran higher cash balances and used derivatives opportunistically to reduce market exposure during this extremely volatile period with heightened uncertainty. During the latter part of the period, we reduced specific exposure to several lower quality issuers to bring down risk in the portfolio. Additionally, we participated in the new issuance market by selectively purchasing securities that we felt were attractively valued.

HIO employed U.S. Treasury futures to manage its yield curve positioning and duration, which was a modest negative for performance during HIO’s fiscal year ended September 30, 2012. We covered our small short on five year Treasuries in mid-August 2012, after yields rose from 0.54% to over 0.80% in just three weeks. We ended the period with no Treasury futures in HIO. Options on high-yield index swaps (CDX) and individual high-yield CDX contracts were used to opportunistically manage HIO’s exposure to the high-yield market. The options on CDX were positive but the individual CDX were negative. All told, these swaps and swaptions were slight detractors to HIO’s performance. These “market hedges” were intended to hedge against market pullbacks during periods of high volatility, while still maintaining HIO’s exposure to higher beta (and higher income) idiosyncratic investments. Finally, currency forwards were used to hedge HIO’s currency risk and manage our non-U.S. dollar currency exposures. The gains in our currency hedges served their purpose by offsetting the decline in the value of our euro bonds when translated back to U.S. dollars. All told, derivatives had a very small negative impact to the net performance of HIO during HIO’s fiscal year ended September 30, 2012.

Performance review

For the twelve months ended September 30, 2012, Western Asset High Income Opportunity Fund Inc. returned 18.15% based on its net asset value (“NAV”) and 25.00% based on its New York Stock Exchange (“NYSE”) market price per share. HIO’s unmanaged benchmark, the Barclays U.S. Corporate High Yield—2% Issuer Cap Index, returned 19.35% for the same period. The Lipper High Yield Closed-End Funds Category Average returned 19.63% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, HIO made distributions to shareholders totaling $0.51 per share. The performance table shows HIO’s twelve-month total return based on its NAV and market price as of September 30, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of September 30, 2012

Price Per Share	12-Month Total Return*
$6.26 (NAV)	18.15	%†
$6.65 (Market Price)	25.00	%‡

All figures represent past performance and are not a guarantee of future results.

*	Total returns are based on changes in NAV or market price, respectively.

†	Total return assumes the reinvestment of all distributions at NAV. Prior to January 1, 2012, total return assumed the reinvestment of all distributions in additional shares in accordance with HIO’s Dividend Reinvestment Plan.

‡	Total return assumes the reinvestment of all distributions in additional shares in accordance with HIO’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance for HIO’s fiscal year ended September 30, 2012?

A. The largest contributor to HIO’s relative performance during HIO’s fiscal year ended September 30, 2012 was our security selection. A number of individual high-yield bonds were positive for performance, including our overweights in Charter Communications (Charter Communications Inc., CCO Holdings LLC and CCH II LLC), Sprint Nextel Corp. (and Sprint Capital Corporation), CMA CGM and Hapag-Lloyd AG.

Charter Communications, an operator of cable television systems in the U.S., offers a full range of traditional and digital cable television services. We felt the market was not valuing Charter Communications’ business appropriately given our expectations for strong growth in its small and medium enterprises segment, as well as its retail data businesses. Our holdings in Charter Communications were rewarded, as the company posted solid fundamental results and improving free cash flow during the period. Wireless telecommunications company Sprint Nextel bonds performed extremely well during HIO’s fiscal year ended September 30, 2012 as its fundamental performance continued to improve and we felt that the company would benefit from our outlook for wireless industry consolidation. Toward the end of the period, a key competitor Metro PCS (also a holding in this Fund which performed very well) was acquired by investment grade rated Deutsche Telecom and merged with their U.S. subsidiary T-Mobile USA. Sprint Nextel’s bonds rallied on the attractive valuation paid and the improved outlook for more stabilized wireless competitive landscape and pricing environment. In addition, B- rated Sprint Nextel was acquired by Japan’s investment grade rated Softbank after HIO’s fiscal year ended September 30, 2012 ended, sending Sprint Nextel’s bonds even higher. CMA CGM and Hapag-Lloyd AG are global shipping companies headquartered in Europe. These bonds had performed poorly in the HIO’s fiscal year ended September 30, 2012 due to a variety of factors, including fears of long-term decelerating global economic growth, higher oil prices and issues related to the ongoing European sovereign debt crisis. These bonds rallied significantly from distressed levels during the period, as both of the companies’ fundamentals stabilized and there was strong investor demand for these attractive, higher yielding opportunities.

From a ratings perspective, the portfolio benefited from its overweight to lower-rated CCC-rated securities and underweight to higher-rated BB-rated securities given the outperformance of lower-rated securities during the fiscal year as a whole.

Overall sector positioning was a marginal detractor from performance, however our positioning in several areas was additive to results. The largest contributor was our overweight to Consumer Non-cyclicals and our opportunistic addition of Financials (specifically the Banking subsector), as both sectors outperformed the Index during the reporting period. In addition our underweight to Energy was beneficial as the sector was initially seen as slightly more defensive versus the market and investors were looking for opportunities elsewhere. As the period progressed, the Energy sector performance was linked to the moderating growth outlook in Asia which received much attention and came under question several times during HIO’s fiscal year ended September 30, 2012.

Q. What were the leading detractors from performance for HIO’s fiscal year ended September 30, 2012?

A. The largest detractor from HIO’s relative performance during HIO’s fiscal year ended September 30, 2012 was our sector positioning. The decision to run higher than normal cash balances during the period to help reduce risk and offset our higher beta positioning was not rewarded. Given the rally in the spread sectors and the less attractive value opportunities, we let cash build up to as high as 3% to 4% of HIO toward the end of HIO’s fiscal year ended September 30, 2012. Had the portfolio been fully invested in the broader high yield market, better returns would have likely been achieved. An underweight to the strong performing Information Technology (IT) was also a negative. We see high-yield IT as a higher risk sector and we were reluctant to reduce the underweight there given our already net “risk on” stance which included overweighting CCC and below issues and underweight higher quality BB issuers. In addition, our overweight to Transportation, which falls under the Industrial sector, was a detractor.

A number of individual holdings detracted from performance including overweight positions in Petroplus Finance, Horizon Lines and Overseas Shipholding Group. Petroplus Finance is a European oil refiner. In December 2011, a $1 billion credit line to the company was frozen by its bank lenders. Petroplus Finance was unable to avoid bankruptcy as it reduced its output and closed several refineries. Fortunately, we reduced our exposure at the end of 2011, but we should have exited the position completely as its bonds continued to move significantly lower throughout HIO’s fiscal year ended September 30, 2012 as asset sales were disappointing. We exited the position toward the end of the period.

Horizon Lines is a U.S.-based shipping company that performed poorly, as it was expected to default after failing to make certain debt payments. Horizon Lines suffered from an overall secular decline in global shipping in 2011 and 2012 and a U.S. Department of Justice settlement against the company added to already elevated liquidity concerns. In April 2012, bondholders agreed with the company to exchange 6% yielding bonds into equity to help deleverage the company. The equity has underperformed the high-yield market post the exchange. Overseas Shipholding Group is one of the world’s largest oil tanker companies. It performed poorly as the company’s fundamentals weakened given the volatile pricing environment for shipping rates. In addition, Overseas Shipholding Group has been slow to fully address some near-term maturities which added to concerns and has continued to pressure bonds after HIO’s fiscal year ended September 30, 2012 concluded.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Net Asset Value, Market Price and Premium/Discount

Common shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value, or in some cases trade at a premium. Shares of closed-end investment companies investing primarily in fixed income securities tend to trade on the basis of income yield on the market price of the shares and the market price may also be affected by trading volume, general market conditions and economic conditions and other factors beyond the control of the fund. As a result, the market price of each Fund’s Common Shares may be greater or less than the net asset value per share. Since the commencement of each Fund’s operations, each Fund’s Common Shares have traded in the market at prices that were generally below net asset value per share.

The following tables set forth the high and low sales prices for HIO Common Shares and HIF Common Shares on the NYSE, the net asset value per share and the discount or premium to net asset value per share represented by the quotation for each quarterly period during the last two calendar years.

HIO (Acquiring Fund) Fiscal Year End is September 30

	Quarterly High Price			Quarterly Low Price
Quarter Ended	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)
June 30, 2011	$6.50	$6.62	1.85%	$6.30	$6.20	(1.59)%
September 30, 2011	6.35	6.41	0.94	6.06	5.51	(9.08)
December 31, 2011	5.87	6.20	5.62	5.62	5.51	(1.96)
March 31, 2012	6.10	6.55	7.38	6.14	6.16	0.33
June 30, 2012	6.05	6.51	7.60	5.98	6.10	2.01
September 30, 2012	6.28	6.80	8.28	6.10	6.46	5.90
December 31, 2012	6.28	6.76	7.64	6.28	5.99	(4.62)
March 31, 2013	6.45	6.80	5.43	6.47	6.25	(3.40)

HIF (Target Fund) Fiscal Year End is December 31

	Quarterly High Price			Quarterly Low Price
Quarter Ended	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)
June 30, 2011	$9.72	$10.64	9.47%	$9.78	$10.00	2.25%
September 30, 2011	9.59	10.81	12.72	9.20	8.50	(7.61)
December 31, 2011	9.02	9.42	4.43	8.71	8.82	1.26
March 31, 2012	9.28	9.86	6.25	8.90	8.98	0.90
June 30, 2012	9.21	10.04	9.01	9.10	9.24	1.54
September 30, 2012	9.35	9.72	3.96	9.20	9.35	1.63
December 31, 2012	9.48	9.68	2.11	9.50	8.80	(7.37)
March 31, 2013	9.84	9.83	(0.10)	9.80	9.46	(3.47)

As of March 31, 2013, the net asset value per share of HIO was $6.50 and the closing price of HIO Common Shares on the NYSE was $6.37, meaning HIO Common Shares were trading at a 2.00% discount to HIO’s net asset value per share. Also as of March 31, 2013, the net asset value per share of HIF was $9.84 and the closing price of HIF Common Shares on the NYSE was $9.65, meaning that HIF Common Shares were trading at a 1.93% discount to HIF’s net asset value per share. The trading premium/discount for HIO Common Shares may change after the issuance of additional HIO Common Shares in the Merger and the resulting increase in supply of HIO Common Shares in the market.

CAPITALIZATION

The following table sets forth the unaudited capitalization of each Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of HIO will be received by stockholders of HIF on the Closing Date, and the information should not be relied upon to reflect the number of shares of HIO that actually will be received.

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table

As of January 31, 2013 (Unaudited)

	HIF (Target Fund)	HIO (Acquiring Fund)	Pro Forma Adjustments		Pro Forma Combined Fund
Total Net Assets	$51,556,839	$487,920,578	$(176,000	)(a)	$539,301,417
Shares Outstanding	5,268,336	75,672,609	2,700,207	(b)	83,641,152
Net Asset Value	$9.79	$6.45			$6.45

(a)	Reflects adjustments for estimated Merger costs of $176,000.

(b)	Reflects adjustment to the number of Common Shares outstanding due to the Merger.

For more information about the Funds’ capital stock, see “Description of the Funds’ Capital Stock-Common Shares”

PORTFOLIO COMPOSITION

As of December 31, 2012, 97.9% of the market value of HIO’s portfolio was invested in long-term securities and 2.1% was invested in short-term securities.

S&P(1)	Moody’s(1)	Number of Issues	Market Value	Percent
AAA	Aaa	—	—	—
AA+, AA, AA	Aal, Aa, Aa2, Aa3	—	—	—
A+, A, A-	Al, A, A2, A3	1	$537,500	0.1%
BBB+, BBB, BBB-	Baal, Baa, Baa2, Baa3	14	19,729,197	4.2
Below Investment Grade	Below Investment Grade	314	410,963,032	87.0
Not Rated	Not Rated	38	41,171,308	8.7

Total		367	$472,401,037	100.0%

(1)	Ratings: using the lowest of S&P, Moody’s and Fitch rating.

As of December 31, 2012, 100.0% of the market value of HIF’s portfolio was invested in long-term securities.

S&P(1)	Moody’s(1)	Number of Issues	Market Value	Percent
AAA	Aaa	—	—	—
AA+, AA, AA	Aal, Aa, Aa2, Aa3	—	—	—
A+, A, A-	Al, A, A2, A3	1	$537,500	1.1%
BBB+, BBB, BBB-	Baal, Baa, Baa2, Baa3	26	3,427,448	6.8
Below Investment Grade	Below Investment Grade	302	42,763,961	85.6
Not Rated	Not Rated	30	3,250,413	6.5

Total		359	$49,979,322	100.0%

(1)	Ratings: using the lowest of S&P, Moody’s and Fitch rating.

PORTFOLIO TRANSACTIONS

Neither Fund has an obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board, the Manager is responsible for each Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.

Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. In placing orders, it is the policy of each Fund to obtain the best results taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors such as the risk of the broker or dealer in positioning the securities involved. While the Manager generally seeks the best price in placing its orders, neither Fund may necessarily be paying the lowest price available. Subject to seeking the best price and execution, securities firms which provide supplemental research to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under each Fund’s management agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

Each Fund expects that all portfolio transactions will be effected on a principal basis and, accordingly, does not expect to pay any brokerage commissions. To the extent a Fund does effect brokerage transactions, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction.

Investment decisions for each Fund are made independently from those for other funds and accounts advised or managed by the Manager. Such other funds and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Manager believes to be equitable to the Fund and such other fund or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Manager may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other funds and accounts in order to obtain best execution.

Although neither Fund has any restrictions on portfolio turnover, it is neither Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Funds will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Funds and their stockholders.

DIVIDENDS AND DISTRIBUTIONS

Distributions

General

Each Fund intends to distribute its net investment (ordinary) income on a monthly basis. At least annually, each Fund intends to distribute all of its net long-term capital gains, if any. For each Fund, both monthly and annual distributions to holders of Common Shares will be made only after making interest and required principal payments on borrowings, if any, or paying any accrued dividends on, or redeeming or liquidating, any Fund Preferred Shares.

From time to time, each Fund may distribute less than the entire amount of net investment income earned in a particular period, which amount may be available to supplement future distributions As a result, the distributions paid by a Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the net asset value of a Fund’s Common Shares and, correspondingly, distributions from net investment income will reduce the Common Shares’ net asset value. In addition, the terms of any borrowings or Fund Preferred Shares (if issued) may prohibit a Fund from making distributions in the amount or at the time that it otherwise would.

HIO Dividend Reinvestment Plan

Under HIO’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from HIO reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by HIO at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date) AST will buy common stock in the open market, on the stock exchange or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause HIO to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which HIO issues the remaining shares. To the extent AST is unable to stop open market purchases and cause HIO to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by HIO at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve Plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by HIO. No brokerage charges apply with respect to shares of common stock issued directly by HIO under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. HIO reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distributions. The Plan also may be amended or terminated by AST, with HIO’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 5201 15th Avenue, Brooklyn, New York 11219 or by telephone at 1-888-888-0151.

TAXATION

Set forth below is a discussion of the material U.S. federal income tax aspects concerning HIO and the acquisition, ownership and disposition of HIO Common Shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. stockholder and that you hold your shares as a capital asset. You will be a U.S. stockholder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in HIO Common Shares. This discussion is based upon the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, as of the date hereof, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. stockholders whose “functional currency” is not the United States dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold HIO Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. You should consult your own tax advisers with regard to the U.S. federal tax consequences of the acquisition, ownership, or disposition of HIO Common Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of HIO

HIO has elected to be treated and intends to continue to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, HIO must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of HIO’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of HIO’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, or two or more issuers that HIO controls and that are engaged in the same, similar or related trades or businesses, or any one or more Qualified Publicly Traded Partnerships.

As a RIC, HIO generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its stockholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. HIO intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, HIO must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, HIO will be deemed to have distributed any income or gains on which it paid corporate income tax.

A distribution by HIO will be treated as paid on December 31 of any calendar year if it is declared by HIO in October, November or December with a record date in such a month and paid by HIO during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If HIO failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, HIO would be taxed as an ordinary corporation on its taxable income even if such income were distributed to its stockholders) and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to stockholders as ordinary dividend income. In addition, HIO could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before re-qualifying for taxation as a RIC.

Distributions

Distributions to stockholders by HIO of ordinary income (including “market discount” realized by HIO on the sale of debt securities), and of net short-term capital gains, if any, realized by HIO will be taxable to stockholders as ordinary income to the extent that such distributions are paid out of HIO’s current or accumulated earnings and profits (as determined for U.S. federal income tax purposes). Distributions, if any, of net capital gains that are properly reported by HIO as capital gain dividends will be taxable as long-term capital gains, regardless of the length of time the stockholder has owned shares of HIO. A distribution of an amount in excess of HIO’s current and accumulated earnings and profits will be treated by a stockholder as a return of capital, which is applied against and reduces the stockholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the stockholder’s basis in his or her shares, the excess will be treated by the stockholder as gain from a sale or exchange of the shares. Distributions paid by HIO generally will not be eligible for the dividends received deduction allowance to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate stockholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional HIO Common Shares pursuant to the Plan. Stockholders receiving distributions in the form of additional HIO Common Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless HIO issues new shares that are trading at or above net asset value, in which case, such stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed shares.

HIO may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its stockholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each stockholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by HIO on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Stockholders will be notified annually as to the U.S. federal tax status of distributions, and stockholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Sale or Exchange of HIO Common Shares

Upon the sale or other disposition of HIO Common Shares, a stockholder will generally realize capital gain or loss in an amount equal to the difference between the amount realized and the stockholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the stockholder’s holding period for the shares. Generally, a stockholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale or other disposition of shares if the owner acquires (including acquisition of HIO Common Shares pursuant to the Plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a stockholder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Nature of HIO’s Investments

Certain of HIO’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause HIO to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the RIC rules. These rules could therefore affect the character, amount and timing of distributions to stockholders.

Below Investment Grade Securities

HIO will invest a portion of its Managed Assets in below investment grade (high-yield) securities, commonly known as “high-yield” securities or “junk bonds.” Investments in these types of securities may present special tax issues for HIO. U.S. federal income tax rules are not entirely clear about issues such as when HIO may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by HIO, in the event it invests in such debt securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Original Issue Discount Securities

Investments by HIO in zero coupon or other discount securities will result in income to HIO equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even if HIO receives no cash interest payments. If HIO purchases debt instruments that are issued as part of a package of investments along with warrants and/or equity securities, HIO might also be required to accrue original issue discount in an amount equal to the value of such warrants and/or equity securities (even if the face amount of such debt instruments does not exceed HIO’s purchase price for such package of instruments). Original issue discount is included in determining the amount of income which HIO must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% federal excise tax. Because such income may not be matched by a corresponding cash distribution to HIO, HIO may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.

Market Discount Securities

Gain derived by HIO from the disposition of any securities with market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the security over the basis of such security immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless HIO makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until such security is sold or otherwise disposed of.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time HIO accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time HIO actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

Investment income that may be received by HIO from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle HIO to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of HIO’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, HIO may elect to “pass through” to its stockholders the amount of foreign taxes paid by HIO. If HIO so elects, each stockholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by HIO, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either (i) deduct such amount in computing taxable income or (ii) use such amount (subject to various Code limitations) as a foreign tax credit against U.S. federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each stockholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from HIO representing income derived from foreign sources. No deduction for foreign taxes could be claimed by a non-corporate stockholder who does not itemize deductions. In certain circumstances, a stockholder that has held its HIO Common Shares for less than a specified minimum period during which it is not protected from risk of loss, or is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, HIO must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to be passed through to its stockholders. Stockholders should consult their own tax advisers regarding the potential application of foreign tax credits.

Borrowings

If HIO utilizes leverage through borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on HIO Common Shares in certain circumstances. Limits on HIO’s payments of dividends on HIO Common Shares may prevent HIO from meeting the distribution requirements described above, and may, therefore, jeopardize HIO’s qualification for taxation as a RIC and possibly subject HIO to the 4% excise tax. HIO will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

HIO may be required to withhold from all distributions and redemption proceeds payable to stockholders who fail to provide HIO with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain stockholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the Internal Revenue Service with the required information.

Foreign Stockholders

U.S. taxation of a stockholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign stockholder”) depends on whether the income from HIO is “effectively connected” with a U.S. trade or business carried on by the stockholder.

If the income from HIO is not “effectively connected” with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by HIO that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding for taxable years beginning before January 1, 2014, in each case to the extent HIO properly reports such dividends to stockholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by the foreign stockholder, and that satisfy certain other requirements.

A foreign stockholder whose income from HIO is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by HIO that are designated as undistributed capital gains and any gains realized upon the sale or exchange of HIO Common Shares. However, a foreign stockholder who is a non-resident alien individual and is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from HIO is “effectively connected” with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by HIO that are designated as undistributed capital gains and any gains realized upon the sale or exchange of HIO Common Shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.

In the case of a non-exempt foreign stockholder, HIO may be required to withhold from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the foreign stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in HIO.

Additional Withholding Requirements

Under legislation enacted in 2010 and administrative guidance, a 30% U.S. federal withholding tax may apply to any dividends paid after December 31, 2013, and the gross proceeds from a disposition of HIO Common Shares occurring after December 31, 2016, in each case paid to (i) a “foreign financial institution” (as specifically defined in the legislation), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the legislation) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. You should consult your own tax advisers regarding this legislation and whether it may be relevant to your ownership and disposition of HIO Common Shares.

Other Taxation

HIO stockholders may be subject to state, local and foreign taxes on their HIO distributions. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in HIO.

NET ASSET VALUE

Each Fund determines the net asset value of its Common Shares on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern time), or any earlier closing time that day. Each Fund determines the net asset value per Common Share by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding Preferred Shares and dividends payable) by the total number of Common Shares outstanding. Each Fund values portfolio securities for which market quotations are readily available at market value. Each Fund’s short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Determination of the Common Shares’ net asset value is made in accordance with generally accepted accounting principles.

Each Fund values all other securities and assets at their fair value. If events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the NYSE, a Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors of the Fund. The effect of using fair value pricing is that the Common Shares’ net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market.

Any swap transaction that a Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that a Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to a Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

DESCRIPTION OF THE FUNDS’ CAPITAL STOCK

The authorized capital stock of HIO is 500,000,000 shares of capital stock, par value $0.001 per share, and the authorized capital stock of HIF is 100,000,000 shares of capital stock, par value $0.001 per share. The following table presents the number of shares of (i) capital stock authorized by each Fund, and (ii) capital stock outstanding for each class of authorized shares of each Fund as of January 31, 2013:

Fund	Amount Authorized	Amount Outstanding as of January 31, 2013
HIO (Common Shares)	500,000,000	75,672,609
HIF (Common Shares)	100,000,000	5,268,336

There are no material differences between the rights of holders of HIO Common Shares and the holders of HIF Common Shares.

As described above, the authorized capital stock of HIO is 500,000,000 shares of capital stock, $0.001 par value per share, all of which have been designated as HIO Common Shares. The outstanding HIO Common Shares are, and the HIO Common Shares to be issued in the Merger will be, when issued, fully paid and nonassessable. All HIO Common Shares are equal as to dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each HIO Common Share is entitled to its proportion of HIO’s assets after debts and expenses. There are no cumulative voting rights for the election of Directors.

Also as described above, the authorized capital stock of HIF is 100,000,000 shares of capital stock, $0.001 par value per share, all of which have been designated as HIF Common Shares. The outstanding HIF Common Shares are fully paid and nonassessable. All HIF Common Shares are equal as to dividends, distribution and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each HIF Common Share is entitled to its proportion of HIF’s assets after debts and expenses. There are no cumulative voting rights for the election of Directors.

Neither Fund has a present intention of offering additional Common Shares to the public except to the extent that HIO intends to issue new HIO Common Shares to holders of HIF Common Shares in the Merger. Other offerings of a Fund’s Common Shares, if made, will require approval of that Fund’s Board. Any additional offering will be subject to the requirements of the 1940 Act that shares of common stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the outstanding shares of common stock.

Special Voting Provisions

Each Fund has provisions in its charter and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Each Fund’s Board is divided into three classes, each having terms of three years. At each Fund’s annual meeting of stockholders in each year, the term of one class expires and Directors are elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board. A Director may be removed from office only for cause and only by a vote of the holders of at least 75% of the shares of the Fund entitled to be cast for the election of Directors.

The affirmative vote of 75% of the entire Board of each Fund is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. The conversion also requires the affirmative vote of the holders of 75% of the votes entitled to be cast thereon by holders of the outstanding voting stock of the Fund, unless it is approved by a vote of 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the outstanding voting stock of the Fund. A “Continuing Director” is any member of the Board of a Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and has been a member of the Board of Directors for a period of at least 12 months, or (ii) has been a member of the Board since the commencement of the Fund’s operations, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of a Fund.

The affirmative votes of 75% of the entire Board and the holders of (i) 80% of the votes entitled to be cast thereon by the stockholders of each Fund and (ii) in the case of a Business Combination (as defined below), 66-2/3% of the votes entitled to be cast thereon by the stockholders of each Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to adopt, approve, advise or authorize any of the following transactions:

(1) merger, consolidation or statutory share exchange of the Fund with or into any other person;

(2) issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of its business;

(3) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions described in clauses (1), (2) and (3) above being known individually as a “Business Combination”);

(4) any proposal for the voluntary liquidation or dissolution of the Fund or an amendment to the Fund’s charter to terminate the Fund’s existence; or

(5) unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (5) above) if they are approved by a vote of 75% of the Continuing Directors. In that case, if Maryland law requires, the affirmative vote of a majority of the votes entitled to be cast shall be required.

Each Fund’s By-Laws contain provisions the effects of which are to prevent matters, including nominations of Directors, from being considered at a stockholders’ meeting where the Fund has not received notice of the matters at least 60 days but no more than 90 days prior to the first anniversary of the preceding year’s annual meeting.

The Board of each Fund has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of stockholders generally.

Reference is made to the charter and By-Laws of each Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a Fund in a tender offer or similar transaction. In the opinion of the Manager, however, these provisions offer several possible advantages. They may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

In any event, holders of each Fund’s Common Shares are entitled to one vote per Common Share, and each Common Share of each Fund has equal voting rights with all other outstanding Common Shares of that Fund.

Board Recommendation and Required Vote

Because the Merger in Proposal 2 has been approved by at least 75% of HIF’s “Continuing Directors,” as that term is defined in HIF’s charter, that Proposal must be approved by the holders of a majority of the outstanding HIF Common

Shares. Approval of Proposal 2 will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” Proposal 2. Abstentions effectively result in a vote AGAINST Proposal 2. Any broker non-votes would effectively be treated as a vote “AGAINST” Proposal 2.

The Fund’s Board of Directors, including the Independent Directors, unanimously recommends that stockholders of the Fund vote FOR the approval of the Merger of HIF with and into HIO in accordance with the Maryland General Corporation Law.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (HIF)

Audit Fees. The aggregate fees billed in the fiscal years ended December 31, 2011 and December 31, 2012 for professional services rendered by KPMG for the audit of HIF’s annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements in those fiscal years, were $69,350 and $71,450, respectively.

Audit Related Fees. The aggregate fees billed by KPMG in connection with assurance and related services related to the annual audit of HIF and for review of HIF’s financial statements, other than the Audit Fees described above, for the fiscal years ended December 31, 2011 and December 31, 2012 were $0 and $0, respectively.

In addition, there were no Audit Related Fees billed in the fiscal years ended December 31, 2011 and December 31, 2012 for assurance and related services by KPMG to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to HIF (LMPFA and such other entities together, the “Service Affiliates”), that were related to the operations and financial reporting of HIF.

Tax Fees. The aggregate fees billed by KPMG for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review and tax distribution and analysis planning to HIF for the fiscal years ended December 31, 2011 and December 31, 2012 were $3,200 and $3,300, respectively.

There were no fees billed by KPMG to the Service Affiliates for tax services for the fiscal years ended December 31, 2011 and December 31, 2012 that were required to be approved by HIF’s Audit Committee.

All Other Fees. There were no aggregate fees billed for other non-audit services rendered by KPMG to HIF for the fiscal years ended December 31, 2011 and December 31, 2012.

There were no other non-audit services rendered by KPMG to the Service Affiliates in the fiscal years ended December 31, 2011 and December 31, 2012.

Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to HIF and (b) all permissible non-audit services to be provided to the Service Affiliates that relate directly to the operations and financial reporting of HIF. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee but has not yet done so.

For HIF, the percentage of fees that were approved by the Audit Committee, with respect to: Audit-Related Fees were 100% for the fiscal years ended December 31, 2011 and December 31, 2012; Tax Fees were 100% for the fiscal years ended December 31, 2011 and December 31, 2012; and for Other Fees paid were 100% for the fiscal years ended December 31, 2011 and December 31, 2012.

The Audit Committee shall not approve non-audit services that the Audit Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the Audit Committee charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to HIF by the independent registered public accounting firm, other than those provided to HIF in connection with an audit or a review of the financial statements of HIF. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of HIF; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to HIF, LMPFA and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) HIF, (b) LMPFA and (c) any entity partially controlled by or under common control with LMPFA that provides ongoing services to HIF during the fiscal year in which the services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by HIF at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate non-audit fees billed by KPMG for non-audit services rendered to HIF and Service Affiliates for the fiscal years ended December 31, 2011 and December 31, 2012 were $0 and $0, respectively.

The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining KPMG’s independence. All services provided by KPMG to HIF or to the Service Affiliates that were required to be pre-approved by the Audit Committee were pre-approved.

A representative of KPMG, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

STOCKHOLDER PROPOSALS AND OTHER STOCKHOLDER COMMUNICATIONS

All proposals by stockholders of HIF which are intended to be presented at HIF’s 2014 Annual Meeting of Stockholders must be received by HIF no later than December 24, 2013, to be included in HIF’s proxy statement relating to that meeting. Any stockholder who desires to present a proposal at the HIF’s 2014 Annual Meeting of Stockholders without including the proposal in HIF’s proxy statement must deliver written notice of the proposal to the Chairman of HIF (addressed to Legg Mason, 620 Eighth Avenue, 49th Floor, New York, NY 10018) during this period from March 2, 2014 to April 1, 2014. However, if HIF’s 2014 Annual Meeting of Stockholders is held earlier than May 1, 2014 or later than July 30, 2014, such written notice must be delivered to the Secretary of HIF during the period from 90 days before the date of the 2014 Annual Meeting of Stockholders to the later of 60 days prior to the date of the 2014 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2014 Annual Meeting of Stockholders.

HIF’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to HIF’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, NY 10018

Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

HIF’s Audit Committee Chair may be contacted at:

Western Asset High Income Fund Inc.

Audit Committee Chair

c/o Robert K. Fulton, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103

Any stockholder who wishes to send any other communications to the Board of Directors should also deliver such communications to the Secretary of HIF at the address listed above. The Secretary is responsible for determining, in consultation with other officers of HIF, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

5% BENEFICIAL OWNERSHIP

At March 22, 2013, to the knowledge of management, no person owned of record or owned beneficially more than 5% of HIF’s capital stock outstanding at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record, but not beneficially, 5,086,866 shares equal to approximately 97% of HIF’s outstanding shares.

At March 22, 2013, to the knowledge of management, the registered stockholders who owned of record or owned beneficially more than 5% of HIO’s capital stock outstanding are noted in the table below. As of the close of business on March 1, 2013, Cede & Co., a nominee for participants in Depository Trust Company, held of record, but not beneficially, 75,191,742 shares equal to approximately 99% of HIO’s outstanding shares, including the shares shown below.

Class	Percent	Name	Address
Common Stock(1)	19.3%	First Trust Portfolios L.P.	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

(1)	Based upon information obtained from Schedule 13G/A filed with the SEC on January 9, 2013.

OTHER BUSINESS

HIF’s Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by HIF’s Board of Directors to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Annual Meeting and a proxy card, are first being mailed to HIF stockholders on or about April 24, 2013 or as soon as practicable thereafter.

Only stockholders of record of HIF at the close of business on March 22, 2013 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. On March 22, 2013, there were 5,268,336 outstanding HIF Common Shares.

A quorum of HIF stockholders is required to take action at the Meeting. A majority of the outstanding HIF Common Shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election, who is an employee of the proxy solicitor engaged by HIF, will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” all nominees for Director in Proposal 1 and “FOR” Proposal 2.

Broker-dealer firms holding HIF Common Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. The NYSE has taken the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to Proposal 2. If a service agent is not a member of the NYSE, it may be permissible for the service agent to vote shares with respect to which it has not received specific voting instructions from its customers on Proposal 2. A signed proxy card or other authorization by a beneficial owner of HIF Common Shares that does not specify how the beneficial owner’s shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of the applicable proposal.

If you hold HIF Common Shares through a service agent that has entered into a service agreement with HIF, the service agent may be the record holder of your HIF Common Shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a stockholder that does not specify how the stockholder’s shares should be voted on a proposal may be deemed to authorize a service agent to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker- dealer or service agent specific instructions as to how you want your shares to be voted.

A stockholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the applicable Fund a subsequently dated proxy, (2) delivering to the applicable Fund a written notice of revocation (addressed to the Secretary at the principal executive office of HIF at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of each Proposal.

Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card or vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Photographic identification will be required for admission to the Meeting.

Proposal 1:

Directors are elected by a plurality of the votes cast by the holders of HIF Common Shares present in person or represented by proxy at a Meeting at which a quorum is present.

For purposes of Proposal 1, abstentions and broker non-votes will not be considered “votes cast,” and do not affect the plurality vote required for the election of Directors.

Proposal 2:

Because the Merger in Proposal 2 has been approved by at least 75% of HIF’s “Continuing Directors,” as that term is defined in HIF’s charter, that Proposal must be approved by the holders of a majority of the outstanding HIF Common Shares.

Approval of Proposal 2 will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” Proposal 2. Abstentions effectively result in a vote AGAINST Proposal 2. Any broker non-votes would effectively be treated as a vote “AGAINST” Proposal 2.

Adjournments and Postponements

If the necessary quorum to transact business or the vote required to approve one or more Proposals is not obtained at the Meeting, the chairman of the Meeting or the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of proxies. If in the judgment of the chairman of the Meeting or the persons named as proxies, it is advisable to defer action on one or more Proposals, the chairman of the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting with respect to such Proposal or Proposals for a reasonable period or periods. The Meeting may be adjourned up to 120 days after the original record date for the Meeting without further notice other than announcement at the Meeting.

Appraisal Rights

Under the Maryland General Corporation Law, holders of HIF Common Shares are not entitled to appraisal rights in connection with the Merger.

EXPENSES OF PROXY SOLICITATION

The costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies are estimated to be approximately $45,000, and will be borne exclusively by HIF. Any additional costs of the Merger relating to HIO will be borne by LMPFA and the costs of the Merger relating to HIF will be borne by HIF. The additional costs of the Merger relating to HIF are estimated to be approximately $131,000. Proxies may also be solicited in-person, by telephone or by use of the mails by officers of HIF, by regular employees of LMPFA, Western Asset or their affiliates or by other representatives of HIF. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies and will be reimbursed by HIF for such out-of-pocket expenses. In addition, HIF has retained Georgeson Inc. (“Georgeson”), 480 Washington Boulevard, 26th Floor, Jersey City, NJ 07310, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Georgeson will be paid approximately $40,193 for such solicitation services (not including reimbursements of out-of-pocket expenses), which costs are to be borne by HIF. Georgeson may solicit proxies personally and by telephone.

SERVICE PROVIDERS

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of each Fund.

American Stock Transfer & Trust Company, 5201 15th Avenue, Brooklyn, New York 11219, serves as each Fund’s transfer, stockholder services and dividend paying agent.

KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected as each Fund’s independent registered public accountants.

Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, serves as counsel to the Funds.

Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as counsel to each Fund’s Independent Directors.

Certain legal matters concerning the issuance of HIO Common Shares will be passed upon by Foley & Lardner LLP, 3000 K Street, N.W., Suite 600, Washington, D.C. 20007.

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (“Agreement”) is made as of this day of         , 2013, between Western Asset High Income Fund Inc. (the “Acquired Fund”), a Maryland corporation with its principal place of business at 620 Eighth Avenue, 49th Floor, New York, New York 10018, and Western Asset High Income Opportunity Fund Inc. (the “Acquiring Fund”), a Maryland corporation with its principal place of business at 620 Eighth Avenue, 49th Floor, New York, New York 10018.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a closed-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code;

WHEREAS, the reorganization will consist of the merger of the Acquired Fund with and into the Acquiring Fund pursuant to the Maryland General Corporation Law (“MGCL”) as provided herein, and upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Acquired Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Directors of the Acquiring Fund (the “Acquiring Fund Board”) has determined, with respect to the Acquiring Fund, that the Merger (as hereinafter defined) is in the best interests of the Acquiring Fund and its stockholders and that the interests of the existing stockholders of the Acquiring Fund will not be diluted as a result of this transaction;

WHEREAS, the Board of Directors of the Acquired Fund (the “Acquired Fund Board”) has determined, with respect to the Acquired Fund, that the Merger (as hereinafter defined) is in the best interests of the Acquired Fund and its stockholders and that the interests of the existing stockholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

1. BASIC TRANSACTION

1.1 The Merger. On and subject to the terms and conditions of this Agreement, the Acquired Fund will merge with and into the Acquiring Fund (the “Merger”) at the Effective Date (as defined in paragraph 1.3 below) in accordance with the MGCL. The Acquiring Fund shall be the surviving corporation and investment company registered pursuant to the 1940 Act. The Acquired Fund shall cease to exist as a separate corporation and investment company.

Each share of Acquired Fund’s common stock, par value $0.001 per share (the “Acquired Fund’s Common Stock”), issued and outstanding immediately prior to the Effective Date will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full shares of Acquiring Fund Common Stock (as defined in paragraph 2.1(p)), based on the net asset value per share of each of the parties at 4:00 p.m. Eastern Time on the Business Day prior to the Effective Date (the “Valuation Time”). No fractional shares of Acquiring Fund Common Stock will be issued to the holders of Acquired Fund Common Stock. In lieu thereof, the Acquiring Fund will purchase all fractional shares of Acquiring Fund Common Stock at the current net asset value per share of the Acquiring Fund Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such purchase. The Effective Date and the Business Day prior to it must each be a day on which the New York Stock Exchange is open for trading (a “Business Day”).

From and after the Effective Date, the Acquiring Fund shall possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of the Acquired Fund (other than the investment objectives, policies, strategies or limitations of the Acquired Fund, whether fundamental or non-fundamental), all as provided under Maryland law.

1.2 Actions at Closing. At the closing of the transactions contemplated by this Agreement (the “Closing”) on the date thereof (the “Closing Date”), (i) the Acquired Fund will deliver to the Acquiring Fund the various certificates and documents referred to in Article 6 below, (ii) the Acquiring Fund will deliver to the Acquired Fund the various certificates and documents referred to in Article 5 below, (iii) the Acquired Fund will file with the State Department of Assessments and Taxation of Maryland (the “Department”) articles of merger (the “Articles of Merger”) and make all other filings or recordings required by Maryland law in connection with the Merger.

1.3 Effect of Merger. Subject to the requisite approvals of the stockholders of the Acquired Fund, and to the other terms and conditions described herein, the Merger shall become effective at such time as the Articles of Merger are accepted for record by the Department or at such later time, not to exceed 30 days after such acceptance, as is specified in the Articles of Merger (the “Effective Date”), and the separate corporate existence of the Acquired Fund shall cease. As promptly as practicable after the Merger, the Acquired Fund shall delist the Acquired Fund Common Stock from the New York Stock Exchange (“NYSE”) and its registration under the 1940 Act shall be terminated. Any reporting responsibility of the Acquired Fund is, and shall remain, the responsibility of the Acquired Fund up to and including the Effective Date.

2. REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Acquiring Fund. The Acquiring Fund represents and warrants to the Acquired Fund that the statements contained in this paragraph 2.1 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquiring Fund represents and warrants to, and agrees with, the Acquired Fund that:

(a) The Acquiring Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the 1940 Act as a diversified, closed-end management investment company (File No. 811-07920) and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since its inception. The Acquiring Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in violation of the laws of the State of Maryland or of the charter of the Acquiring Fund (the “Acquiring Fund Charter”) or the Bylaws, as amended (the “Acquiring Fund Bylaws”), of the Acquiring Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(e) The Acquiring Fund has been furnished with the Acquired Fund’s Annual Report to Stockholders for the year ended December 31, 2012.

(f) The Acquired Fund has been furnished with the Acquiring Fund’s Annual Report to Stockholders for the year ended September 30, 2012.

(g) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquiring Fund Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the Registration Statement (as defined in paragraph 2.1(n) below) or will not be otherwise disclosed to the Acquired Fund prior to the Effective Date.

(j) Since September 30, 2012, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with GAAP other than those shown on the Acquiring Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since September 30, 2012, and those incurred in connection with the Merger. Prior to the Effective Date, the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this paragraph 2.1(j), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio or the discharge of the Acquiring Fund liabilities will not constitute a material adverse change.

(k) All federal and other tax returns and information reports of the Acquiring Fund required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(l) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code.

(m) The Acquiring Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(n) The registration statement has been filed with the Securities and Exchange Commission (the “SEC”) by the Acquiring Fund on Form N-14 relating to the Acquiring Fund Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the “Registration Statement”), on the effective date of the Registration Statement, at the time of the stockholders’ meeting referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Acquiring Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.1(n) shall not apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement.

(o) All issued and outstanding shares of Acquiring Fund Common Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Acquiring Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Acquiring Fund Common Stock.

(p) The Acquiring Fund is authorized to issue 500,000,000 shares of capital stock, par value $0.001 per share, all of which shares are classified as Common Stock (the “Acquiring Fund Common Stock”); each outstanding share of which is fully paid, non-assessable and has full voting rights.

(q) The offer and sale of the shares of Acquiring Fund Common Stock to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

(r) At or prior to the Effective Date, the Acquiring Fund will have obtained any and all regulatory, board and stockholder approvals necessary to issue the shares of Acquiring Fund Common Stock to be issued pursuant to this Agreement.

(s) The books and records of the Acquiring Fund made available to the Acquired Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(t) The Acquiring Fund Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

2.2 Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to the Acquiring Fund that the statements contained in this paragraph 2.2 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquired Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Acquired Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquired Fund is duly registered under the 1940 Act as a closed-end, diversified management investment company (File No. 811-07162), and such registration has not been revoked or rescinded and is in full force and effect. The Acquired Fund has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception. The Acquired Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

(d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in violation of the laws of the State of Maryland or of the charter of the Acquired Fund (the “Acquired Fund Charter”) or the Bylaws, as amended (the “Acquired Fund Bylaws”), of the Acquired Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund has been furnished with the Acquiring Fund’s Annual Report to Stockholders for the year ended September 30, 2012.

(f) The Acquiring Fund has been furnished with the Acquired Fund’s Annual Report to Stockholders for the year ended December 31, 2012.

(g) The Acquired Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquired Fund Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the Registration Statement or will not be otherwise disclosed to the Acquiring Fund prior to the Effective Date.

(j) Since December 31, 2012, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on the Acquired Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since December 31, 2012, and those incurred in connection with the Merger. Prior to the Effective Date, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this paragraph 2.2(j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio or the discharge of the Acquired Fund liabilities will not constitute a material adverse change.

(k) All federal and other tax returns and information reports of the Acquired Fund required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(l) For each taxable year of its operation (including the taxable year ending on the Effective Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Effective Date.

(m) The Acquired Fund has not taken any action and does know of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(n) The Registration Statement, on the effective date of the Registration Statement, at the time of the stockholders’ meetings referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Acquired Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.2(n) shall only apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement.

(o) All issued and outstanding shares of Acquired Fund Common Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 4.7. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Acquired Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Acquired Fund Common Stock.

(p) The books and records of the Acquired Fund made available to the Acquiring Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(q) The Acquired Fund Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

3. EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE ACQUIRED FUND

3.1 Conversion of Acquired Fund Common Stock.

(a) Conversion. Subject to the requisite approval of the stockholders of the Acquired Fund, and the other terms and conditions contained herein, on the Effective Date, each share of Acquired Fund Common Stock will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full shares of Acquiring Fund Common Stock, computed based on the net asset value per share of each of the parties at the Valuation Time (the “Common Stock Consideration”). No fractional shares of Acquiring Fund Common Stock will be issued to the holders of Acquired Fund Common Stock. In lieu thereof, the Acquiring Fund will purchase all fractional shares of Acquiring Fund Common Stock at the current net asset value per share of Acquiring Fund Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such purchase (the “Common Cash Consideration” and, together with Common Stock Consideration, the “Merger Consideration”).

(b) Computation of Net Asset Value. The net asset value per share of the Acquired Fund Common Stock and the Acquiring Fund Common Stock shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value per share so determined of either of the parties’ common stock to take into account differences in realized and unrealized gains and losses. The value of the assets of the Acquired Fund to be transferred to the Acquiring Fund shall be determined by the Acquiring Fund pursuant to the principles and procedures consistently utilized by the Acquiring Fund in valuing its own assets and determining its own liabilities for purposes of the Merger, which principles and procedures are substantially similar to those employed by the Acquired Fund when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Acquired Fund and shall be confirmed in writing by the Acquiring Fund to the Acquired Fund. The net asset value per share of Acquiring Fund Common Stock shall be determined in accordance with such procedures, and the Acquiring Fund shall certify the computations involved.

(c) Cancellation of Acquired Fund Common Stock. On the Effective Date, all shares of the Acquired Fund Common Stock shall cease to be outstanding, shall automatically be cancelled and shall cease to exist and the holders of certificates (the “Common Certificates”) or book entry shares (“Common Book-Entry Shares”) which, immediately prior to the Effective Date, represented such shares of the Acquired Fund Common Stock shall cease to have any rights with respect thereto, except the right to receive, upon surrender of such Common Certificates or Common Book-Entry Shares in accordance with paragraph 3.2, the Merger Consideration.

3.2 Surrender of Shares.

(a) Paying Agent. Prior to the Effective Date, the Acquiring Fund shall designate American Stock Transfer & Trust Company as paying agent for the payment of the Merger Consideration (the “Paying Agent”) as provided in this Article 3. At or prior to the Closing, the Acquiring Fund shall deposit (or cause to be deposited) with the Paying Agent, for the benefit of the holders of Certificates or Book-Entry Shares, cash in an amount sufficient to make all payments of Common Cash Consideration pursuant to paragraph 3.1(a) (the “Cash Consideration”). Such funds may be invested by the Paying Agent as directed by the Acquiring Fund; provided that (a) no such investment or losses thereon shall affect the Cash Consideration payable to the holders of Acquired Fund Common Stock, and following any losses, the Acquiring Fund shall promptly deposit (or cause to be deposited) additional funds to the Paying Agent for the benefit of the stockholders of the Acquired Fund in the amount of any such losses and (b) such investments shall be in short-term obligations of the United States of America with maturities of no more than 30 days or guaranteed by the United States of America and backed by the full faith and credit of the United States of America or in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively. Any interest or income produced by such investments will be payable to the Acquiring Fund, as the Acquiring Fund directs.

(b) Payment Procedures.

(i) As promptly as practicable after the Effective Date, the Acquiring Fund shall cause to be mailed to each record holder, as of the Effective Date, of a Certificate or a Book-Entry Share a letter of transmittal (which shall be in customary form and shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Paying Agent or, in the case of Book-Entry Shares, upon adherence to the procedures set forth in the letter of transmittal) and instructions for use in effecting the surrender of the Certificates or, in the case of Book-Entry Shares, the surrender of such shares for payment of the Merger Consideration.

(ii) Upon surrender to the Paying Agent of Common Certificates or of Common Book-Entry Shares, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Common Certificates or Common Book-Entry Shares shall be entitled to receive in exchange therefor (i) Common Stock Consideration in the form of separate certificates or share deposit receipts for Acquiring Fund Common Stock and (ii) cash in an amount equal to the Common Cash Consideration, for each share formerly represented by such Common Certificate or Common Book-Entry Shares (less any required withholding taxes) and such Common Certificate or Common Book-Entry Shares shall then be canceled. No interest shall be paid or accrued for the benefit of holders of the Common Certificates or Common Book-Entry Shares on the Common Cash Consideration.

(iii) If payment of the Merger Consideration is to be made to a person other than the person in whose name the surrendered Certificate or Book-Entry Share is registered, it shall be a condition of payment that the Certificate or Book-Entry Share so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the person requesting such payment shall have paid any transfer and other taxes required by reason of the payment of the Merger Consideration, as applicable, to a person other than the registered holder of the Certificate or Book-Entry Share surrendered or shall have established to the satisfaction of the Acquiring Fund that such tax either has been paid or is not applicable.

(iv) Until surrendered as contemplated by, and in accordance with, this paragraph 3.2, each Certificate and each Book-Entry Share shall be deemed at any time after the Effective Date to represent only the right to receive upon such surrender the applicable Merger Consideration as contemplated by this paragraph 3.

(v) At any time following the date that is six months after the Effective Date, the Acquiring Fund shall be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto) which have been deposited with the Paying Agent and which have not been disbursed to holders of Certificates or Book-Entry Shares and thereafter such holders shall be entitled to look to the Acquiring Fund (subject to abandoned property, escheat or other similar laws) only as general creditors thereof with respect to the Merger Consideration payable (without interest) upon due surrender of their Certificates or Book-Entry Shares. The Acquiring Fund shall pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of Acquired Fund Common Stock for Merger Consideration. None of the Acquiring Fund, the Acquired Fund or the Paying Agent shall be liable to any person in respect of any cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. Any Cash Consideration remaining unclaimed as of a date which is immediately prior to such time as such amounts would otherwise escheat to or become property of any governmental entity shall, to the extent permitted by applicable law, become the property of the Acquiring Fund free and clear of any claims or interests of any person previously entitled thereto. All cash paid in accordance with the terms of this Article 3 in respect of Certificates or Book-Entry Shares that have been surrendered in accordance with the terms of this Agreement shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Acquired Fund Common Stock represented thereby.

(vi) After the Effective Date, the stock transfer books of the Acquired Fund shall be closed and thereafter there shall be no further registration of transfers of Acquired Fund Common Stock that were outstanding prior to the Effective Date. After the Effective Date, Certificates or Book-Entry Shares presented to the Paying Agent for transfer shall be canceled and exchanged for the Merger Consideration, as applicable, provided for, and in accordance with the procedures set forth in, this Article 3.

3.3 Withholding Taxes. The Acquiring Fund or the Paying Agent will be entitled to deduct and withhold from amounts otherwise payable pursuant to this Agreement to any holder of shares of Acquired Fund Common Stock such amounts as the Acquiring Fund or the Paying Agent shall determine in good faith are required to be deducted and withheld with respect to such payments under the Code and the rules and Treasury Regulations promulgated thereunder, or any provision of state, local or foreign tax law. Any amounts so deducted and withheld will be timely paid to the applicable tax authority and will be treated for all purposes of this Agreement as having been paid to the holder of the shares of Acquired Fund Common Stock in respect of which such deduction and withholding was made.

3.4 Lost, Stolen or Destroyed Certificates. In the event any Certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Acquiring Fund, the posting by such person of a bond in customary amount and upon such terms as the Acquiring Fund may determine are necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration, as applicable, pursuant to this Agreement.

4. COVENANTS

4.1 Operations in the Normal Course. Each party covenants to operate its business in the ordinary course between the date hereof and the Effective Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) in the case of the Acquired Fund, preparing for its deregistration, except that the distribution of dividends pursuant to paragraph 6.6 of this Agreement shall not be deemed to constitute a breach of the provisions of this paragraph 4.1.

4.2 Stockholders’ Meetings.

(a) The Acquired Fund shall hold a meeting of its stockholders for the purpose of considering the Merger as described herein, which meeting has been called for May 31, 2013, and any adjournments or postponements thereof.

(b) The Acquired Fund has mailed to each of its stockholders of record entitled to vote at the meeting of stockholders at which action is to be considered regarding the Merger, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

4.3 Articles of Merger. The parties agree that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Merger with the Department and make all other filings or recordings required by Maryland law in connection with the Merger.

4.4 Regulatory Filings.

(a) The Acquired Fund undertakes that, if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Acquired Fund has ceased to be a registered investment company.

(b) The Acquiring Fund has filed the Registration Statement with the SEC, which has become effective. The Acquired Fund agrees to cooperate fully with the Acquiring Fund, and has furnished to the Acquiring Fund the information relating to itself to be set forth in the Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

4.5 Preservation of Assets. The Acquiring Fund agrees that it has no plan or intention to sell or otherwise dispose of the assets of the Acquired Fund to be acquired in the Merger, except for dispositions made in the ordinary course of business.

4.6 Tax Matters. Each of the parties agrees that by the Effective Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for its final taxable year and for all prior taxable periods. Any information obtained under this paragraph 4.6 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, the Acquiring Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by the Acquired Fund with respect to its final taxable year ending with the Effective Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Effective Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this paragraph 4.6, any expenses incurred by the Acquiring Fund (other than for payment of taxes) in excess of any accrual for such expenses by the Acquired Fund in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by the Acquiring Fund.

4.7 Stockholder List. Prior to the Effective Date, the Acquired Fund shall have made arrangements with its transfer agent to deliver to the Acquiring Fund a list of the names and addresses of all of the holders of record of Acquired Fund Common Stock on the Effective Date and the respective number of shares of Acquired Fund Common Stock owned by each such stockholder, certified by the Acquired Fund’s transfer agent or President to the best of their knowledge and belief. The Acquiring Fund and the Acquired Fund will (i) use all reasonable best efforts to cause the Merger to constitute a reorganization under Section 368(a) of the Code and (ii) shall execute and deliver officer’s certificates containing appropriate representations at such time or times as may be reasonably requested by counsel, including the effective date of the Registration Statement and the Closing Date, for purposes of rendering opinions with respect to the tax treatment of the Merger.

4.8 Delisting, Termination of Registration as an Investment Company. The Acquired Fund agrees that the (i) delisting of the shares of the Acquired Fund with the NYSE and (ii) termination of its registration as a RIC will be effected in accordance with applicable law as soon as practicable following the Effective Date.

5. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

5.1 Certificates and Statements by the Acquiring Fund.

(a) The Acquiring Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since September 30, 2012, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made by the Acquiring Fund in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(c) The Acquiring Fund shall have delivered to the Acquired Fund a letter from KPMG LLP, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended September 30, 2012, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of the Acquiring Fund for the period covered thereby; and that for the period from September 30, 2012 to and including the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from September 30, 2012, to and including the Effective Date.

5.2 Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

5.3 Legal Opinion. The Acquired Fund shall have received an opinion of Simpson Thacher & Bartlett LLP, as counsel to the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated the Effective Date, to the effect that:

(i) the Acquiring Fund is a corporation duly organized, validly existing under the law of the State of Maryland and in good standing with the Department;

(ii) the Acquiring Fund has the corporate power to carry on its business as a closed-end investment company registered under the 1940 Act;

(iii) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund, and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and by equitable principles;

(iv) to such counsel’s knowledge, no consent, approval, authorization or order of any United States federal or Maryland or New York state court or governmental authority is required for the consummation by the Acquiring Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the SEC thereunder and under Maryland law, New York law and such as may be required under state securities or blue sky laws;

(v) the Registration Statement has become effective under the 1933 Act and the Proxy Statement and Prospectus was filed on             , 2013 pursuant to Rule 497(c) of the rules and regulations of the SEC under the 1933 Act and, to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the SEC;

(vi) to such counsel’s knowledge, there are no legal or governmental proceedings or contracts to which the Acquiring Fund is a party or by which it is bound required to be described in the Registration Statement which are not described therein or, if required to be filed, filed as required;

(vii) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Acquiring Fund Charter, the Acquiring Fund Bylaws, as amended, or any agreement set forth in a schedule to the opinion, which the Acquiring Fund has advised such counsel are all material contracts to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; and

(viii) to such counsel’s knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Acquiring Fund.

In giving the opinion set forth above, Simpson Thacher & Bartlett LLP may state that it is relying on certificates of officers of the Acquiring Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Acquiring Fund and on the opinion of Foley & Lardner LLP as to matters of Maryland law.

5.4 Auditors’ Consent and Certification. The Acquired Fund shall have received from KPMG LLP a letter to the effect that (i) they are independent public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of the Acquiring Fund incorporated by reference in the Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

5.5 Regulatory Orders. The Acquiring Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

5.6 Satisfaction of the Acquired Fund. All proceedings taken by the Acquiring Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

6.1 Certificates and Statements by the Acquired Fund.

(a) The Acquired Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since December 31, 2012, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Dates, all representations and warranties made by the Acquired Fund in this Agreement are true and correct in all material respects as if made at and as of such date and that the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

(c) The Acquired Fund shall have delivered to the Acquiring Fund a letter from KPMG LLP, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended December 31, 2012, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of the Acquired Fund for the period covered thereby; and that for the period from December 31, 2012, to and including the Effective Date and for any taxable year ending upon the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from December 31, 2012, to and including the Effective Date and for any taxable year ending upon the Effective Date.

6.2 Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

6.3 Legal Opinion. The Acquiring Fund shall have received an opinion of Simpson Thacher & Bartlett LLP, as counsel to the Acquired Fund, in form and substance reasonably satisfactory to the Acquiring Fund and dated the Effective Date, to the effect that:

(i) the Acquired Fund is a corporation duly organized, validly existing under the law of the State of Maryland and in good standing with the Department;

(ii) the Acquired Fund has the corporate power to carry on its business as a closed-end investment company registered under the 1940 Act;

(iii) the Agreement has been duly authorized, executed and delivered by the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Fund enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and by equitable principles;

(iv) to such counsel’s knowledge, no consent, approval, authorization or order of any United States federal or Maryland or New York state court or governmental authority is required for the consummation by the Acquired Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the SEC thereunder and under Maryland law, New York law and such as may be required under state securities or blue sky laws;

(v) to such counsel’s knowledge, there are no legal or governmental proceedings or contracts to which the Acquired Fund is a party or by which it is bound required to be described in the Registration Statement which are not described therein or, if required to be filed, filed as required;

(vi) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Acquired Fund Charter, the Acquired Fund Bylaws, as amended, or any agreement set forth in a schedule to the opinion, which the Acquired Fund has advised such counsel are all material contracts to which the Acquired Fund is a party or by which it is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; and

(vii) to such counsel’s knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Acquired Fund.

In giving the opinion set forth above, Simpson Thacher & Bartlett LLP may state that it is relying on certificates of officers of the Acquired Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Acquired Fund and on the opinion of Foley & Lardner LLP, as to matters of Maryland law.

6.4 Auditor’s Consent and Certification. The Acquiring Fund shall have received from KPMG LLP a letter to the effect that (i) they are independent public accountants with respect to the Acquired Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of the Acquired Fund included or incorporated by reference in the Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

6.5 Satisfaction of the Acquiring Fund. All proceedings taken by the Acquired Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

6.6 Dividends. Prior to the Effective Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders substantially all of its net investment income that has accrued through the Effective Date, if any, and substantially all of its net capital gain, if any, realized through the Effective Date.

6.7 Custodian’s Certificate. The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

6.8 Books and Records. The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Effective Date, (ii) a certificate setting forth the number of shares of Acquired Fund Common Stock outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such stockholder.

7. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

7.1 Approval of Merger. The Merger shall have been approved by the affirmative vote of a majority of the outstanding shares of Acquired Fund Common Stock; the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement pursuant to this Agreement adopted by the Acquiring Fund Board, certified by its secretary; and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Acquired Fund Board and the Acquiring Fund’s stockholders, certified by its secretary.

7.2 Regulatory Filings.

(a) Any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the transactions contemplated hereby shall have expired or been terminated.

(b) The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Acquired Fund or would prohibit the Merger.

(c) On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Fund or the Acquiring Fund from completing the transactions contemplated by this Agreement.

7.3 Consents. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

7.4 Registration Statement. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

7.5 Tax Opinion. The parties shall have received the opinion of Simpson Thacher & Bartlett LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations made by the Acquired Fund, the Acquiring Fund and their respective authorized officers:

(i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) except for consequences regularly attributable to a termination of the Acquired Fund’s taxable year, no gain or loss will be recognized to the Acquired Fund as a result of the Merger or upon the conversion of shares of Acquired Fund Common Stock to shares of Acquiring Fund Common Stock;

(iii) no gain or loss will be recognized to the Acquiring Fund as a result of the Merger or upon the conversion of shares of Acquired Fund Common Stock to shares of Acquiring Fund Common Stock;

(iv) no gain or loss will be recognized to the holders of the Acquired Fund Common Stock upon the conversion of their shares of Acquired Fund Common Stock to shares of Acquiring Fund Common Stock, except to the extent such holders are paid cash in lieu of fractional shares of Acquiring Fund Common Stock in the Merger;

(v) the tax basis of the Acquired Fund assets in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the Merger;

(vi) immediately after the Merger, the aggregate tax basis of the Acquiring Fund Common Stock received by each holder of Acquired Fund Common Stock in the Merger (including that of fractional share interests purchased by the Acquiring Fund) will be equal to the aggregate tax basis of the shares of Acquired Fund Common Stock owned by such stockholder immediately prior to the Merger;

(vii) a stockholder’s holding period for Acquiring Fund Common Stock (including that of fractional share interests purchased by the Acquiring Fund) will be determined by including the period for which he or she held shares of Acquired Fund Common Stock converted pursuant to the Merger, provided that such shares of Acquired Fund Common Stock were held as capital assets;

(viii) the Acquiring Fund’s holding period with respect to the Acquired Fund’s assets transferred will include the period for which such assets were held by the Acquired Fund; and

(ix) the payment of cash to the holders of Acquired Fund Common Stock in lieu of fractional shares of Acquiring Fund Common Stock will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by the Acquiring Fund with the result that the holder of Acquired Fund Common Stock will generally have a capital gain or loss to the extent the cash distribution differs from such stockholder’s basis allocable to the fractional shares of Acquiring Fund Common Stock.

The delivery of such opinion is conditioned upon the receipt by Simpson Thacher & Bartlett LLP of representations it shall request of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 7.5.

7.6 Assets and Liabilities. The assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund shall not include any assets or liabilities which the Acquiring Fund, by reason of limitations in its Registration Statement or the Acquiring Fund Charter, may not properly acquire or assume. The Acquiring Fund does not anticipate that there will be any such assets or liabilities but the Acquiring Fund will notify the Acquired Fund if any do exist and will reimburse the Acquired Fund for any reasonable transaction costs incurred by the Acquired Fund for the liquidation of such assets and liabilities.

8. INDEMNIFICATION

8.1 The Acquiring Fund. The Acquiring Fund, out of its assets and property, agrees to indemnify and hold harmless the Acquired Fund and the members of the Acquired Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

8.2 The Acquired Fund. The Acquired Fund, out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund and the members of the Acquiring Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the members of the Acquired Fund Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9. BROKER FEES AND EXPENSES

9.1 No Broker Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 Payment of Expenses. All expenses of the Merger relating to HIF will be borne by HIF. All expenses of the Merger relating to HIO will be borne by Legg Mason Partners Fund Advisor, LLC. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the Registration Statement, proxy solicitation expenses, SEC registration fees, and NYSE listing fees. Neither of the Acquiring Fund and the Acquired Fund owes any broker’s or finder’s fees in connection with the transactions provided for herein.

10. COOPERATION FOLLOWING EFFECTIVE DATE

In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party may reasonably request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification as described below). The Acquired Fund acknowledges and agrees that from and after the Effective Date, the Acquiring Fund shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to the Acquired Fund.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 Entire Agreement. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 Survival of Warranties. The covenants to be performed after the Closing by both the Acquiring Fund and the Acquired Fund, and the obligations of the Acquiring Fund in Article 8, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION AND WAIVERS

12.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Fund Board or the Acquired Fund Board, if circumstances should develop that, in the opinion of that board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date. In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the parties or their respective board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.2 Waiver. At any time prior to the Effective Date, any of the terms or conditions of this Agreement may be waived by either the Acquired Fund Board or the Acquiring Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the stockholders of their respective fund, on behalf of which such action is taken.

13. TRANSFER RESTRICTION

Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), the Acquiring Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO WESTERN ASSET HIGH INCOME

OPPORTUNITY FUND INC. (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to the Acquiring Fund’s transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Effective Date with the name of any Acquired Fund Stockholder who is to the knowledge of the Acquired Fund an affiliate of it on such date.

14. MATERIAL PROVISIONS

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund stockholders called by the Acquired Fund pursuant to paragraph 4.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of shares of Acquiring Fund Common Stock to be issued to the holders of Acquired Fund Common Stock under this Agreement to the detriment of such stockholders without their further approval.

16. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

17. ENFORCEABILITY; HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

17.1 Enforceability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

17.2 Headings. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

17.4 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

17.5 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

WESTERN ASSET HIGH INCOME FUND INC.

By:
Name: R. Jay Gerken
Title: President, Chairman and Chief
Executive Officer

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

By:
Name: R. Jay Gerken
Title: President, Chairman and Chief
Executive Officer

(With respect to paragraph 9.2 only)

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name: R. Jay Gerken
Title: President

APPENDIX B

NOMINATING COMMITTEE CHARTER

ORGANIZATION

The Nominating Committee of each registered investment company listed on Appendix A hereto (each, a “Fund” and together, the “Funds”) shall be composed solely of Directors who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and, with respect to those Funds listed on the New York Stock Exchange, who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall nominate the members of the Committee and shall designate the Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.

RESPONSIBILITIES

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

EVALUATION OF POTENTIAL NOMINEES

In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•

the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

QUORUM

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the Board for its consideration.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: February 15, 2007

As amended February 14, 2013

Appendix A

ClearBridge Energy MLP Fund Inc. (“CEM”)

ClearBridge Energy MLP Opportunity Fund Inc. (“EMO”)

ClearBridge Energy MLP Total Return Fund Inc. (“CTR”)

Legg Mason BW Global Income Opportunities Fund Inc. (“BWG”)

Legg Mason Permal Alternatives Fund Inc.

LMP Capital and Income Fund Inc. (“SCD”)

LMP Corporate Loan Fund Inc. (“TLI”)

LMP Real Estate Income Fund Inc. (“RIT”)

Permal Hedge Strategies Fund

Western Asset Emerging Markets Debt Fund Inc. (“ESD”)

Western Asset Emerging Markets Income Fund Inc. (“EMD”)

Western Asset Global Corporate Defined Opportunity Fund Inc. (“GDO”)

Western Asset Global High Income Fund Inc. (“EHI”)

Western Asset Global Partners Income Fund Inc. (“GDF”)

Western Asset High Income Fund Inc. (“HIF”)

Western Asset High Income Fund II Inc. (“HIX”)

Western Asset High Income Opportunity Fund Inc. (“HIO”)

Western Asset High Yield Defined Opportunity Fund Inc. (“HYI”)

Western Asset Inflation Management Fund Inc. (“IMF”)

Western Asset Intermediate Muni Fund Inc. (“SBI”)

Western Asset Investment Grade Defined Opportunity Trust Inc. (“IGI”)

Western Asset Managed High Income Fund Inc. (“MHY”)

Western Asset Managed Municipals Fund Inc. (“MMU”)

Western Asset Middle Market Debt Fund Inc. (“WAM”)

Western Asset Middle Market & High Yield Fund Inc.

Western Asset Mortgage Defined Opportunity Fund Inc. (“DMO”)

Western Asset Municipal Defined Opportunity Trust Inc. (“MTT”)

Western Asset Municipal High Income Fund Inc. (“MHF”)

Western Asset Municipal Partners Fund Inc. (“MNP”)

Western Asset Opportunistic Income Fund Inc.

Western Asset Variable Rate Strategic Fund Inc. (“GFY”)

Western Asset Worldwide Income Fund Inc. (“SBW”)

APPENDIX C

DESCRIPTION OF MOODY’S AND S&P RATINGS

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	Bonds rated “AA” differ from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	Bonds rated “A” are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	Bonds rated “BBB” exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	Bonds rated “BB” are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	Bonds rated “B” are more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	Bonds rated “CCC” are currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	Bonds rated “CC” are currently highly vulnerable to nonpayment.

C	A “C” rating is assigned to bonds that are currently highly vulnerable to nonpayment, bonds that have payment arrearages allowed by the terms of the documents, or bonds of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D	Bonds rated “D” are in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

L	Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

NR	indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	Bonds rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa	Bonds rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A	Bonds rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa	Bonds rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Bonds rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B	Bonds rated “B” are considered speculative and are subject to high credit risk.

Caa	Bonds rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca	Bonds rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Bonds rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Short-Term Debt Security Ratings:

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows ( “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’):

Investment Grade Long-Term Credit Ratings:

AAA	Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade Long-Term Credit Ratings:

BB	Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B	Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default appears imminent or inevitable.

Default. “D” ratings indicate a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•

the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Short-Term Credit Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

Notes to Long-term and Short-term ratings for Fitch:

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

‘Withdrawn’: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol “WD”.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a heightened probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as evolving.

APPENDIX D

LEGG MASON PARTNERS FUND ADVISOR, LLC

Proxy Voting Policy

LMPFA delegates to each subadviser the responsibility for voting proxies for its funds, as applicable, through its contracts with each subadviser. Each subadviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each subadviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each subadviser, including the actual proxy voting policies and procedures of each subadviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

D-1

APPENDIX E

WESTERN ASSET MANAGEMENT COMPANY

Proxy Voting Policy and Procedures

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and investment professionals are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western

Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and investment professionals determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favours compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

APPENDIX F

WESTERN ASSET MANAGEMENT COMPANY LIMITED

Proxy Voting Policy and Procedures

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset Management Company Limited (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company, its U.S. affiliate) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Investment Services Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and investment professionals are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients of existing clients were reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Investment Support Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	As part of the Annual Monitoring Program, the Legal and Compliance Department staff will review proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Investment Support Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and investment professionals determine votes on a case-by case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	The Investment Support Department votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in Western Asset’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal & Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where Western Asset is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where Western Asset is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorisation of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganisations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorisation to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where Western Asset is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have pre-emptive rights.

Western Asset High Income Fund Inc.

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated April 23, 2013, relating specifically to the proposed merger of Western Asset High Income Fund Inc. (“HIF”) with and into Western Asset High Income Opportunity Fund Inc. (“HIO,” and together with HIF, the “Funds”) in accordance with the Maryland General Corporation Law (the “Merger”). You may obtain a copy of the Proxy Statement/Prospectus to by contacting HIF at (888) 777-0102, by writing HIF at the address listed above or by visiting our website at www.lmcef.com. The Merger is to occur pursuant to an Agreement and Plan of Merger. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

1. General Information	S-2
2. Financial Statements and Other Incorporated Documents	S-2
3. Pro Forma Financial Statements	S-2

GENERAL INFORMATION

The Annual Meeting of Stockholders of HIF, at which HIF stockholders will consider the Merger, will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on May 31, 2013 at 10:00 a.m., Eastern Daylight Time. For further information about the Merger, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated April 23, 2013 consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the SEC and is incorporated by reference herein:

The financial statements of each Fund as included in the Funds’ Annual Reports filed for the last-completed fiscal year, and semi-annual period, if applicable, for each Fund:

•	Western Asset High Income Fund Inc., Annual Report to Stockholders for the Fiscal Year Ended December 31, 2012, filed on March 1, 2013 (accession no. 0001104659-13-016810).

•	Western Asset High Income Opportunity Fund Inc., Annual Report to Stockholders for the Fiscal Year Ended September 30, 2012, filed on November 26, 2012 (accession no. 0001104659-12-079835).

PRO FORMA FINANCIAL STATEMENTS

Western Asset High Income Fund Inc. (Target Fund) and Western Asset High Income Opportunity Fund Inc. (Acquiring Fund)

The unaudited pro forma information provided herein should be read in conjunction with the annual report to stockholders, for the year ended December 31, 2012, for Western Asset High Income Fund Inc. (the “Target Fund”) and the annual report to stockholders, for the year ended September 30, 2012, for Western Asset High Income Opportunity Fund Inc. (the “Acquiring Fund”).

At a meeting held on February 13 and 14, 2013, the Boards of Directors of Western Asset High Income Fund Inc. and Western Asset High Income Opportunity Fund Inc. approved a proposal to merge Western Asset High Income Fund Inc. with and into Western Asset High Income Opportunity Fund Inc., subject to approval by stockholders of Western Asset High Income Fund Inc. If the proposed merger (the “Merger”) is approved, stockholders of Western Asset High Income Fund Inc. would receive common stock of Western Asset High Income Opportunity Fund Inc., based on each Fund’s respective net asset value per share.

The unaudited pro forma information set forth below for the year ended December 31, 2012 is intended to present ratios and supplemental data as if the Merger of the Target Fund with and into the Acquiring Fund had been consummated at January 1, 2012.

Legg Mason Partners Fund Advisor, LLC (the “manager”) is the investment manager of each of the Target Fund and the Acquiring Fund. Western Asset Management Company (“Western”) and Western Asset Management Company Limited (“Western Limited”) are subadvisers of each of the Target Fund and the Acquiring Fund. Western Asset Management Company Pte. Ltd. (“Western Singapore”) is an additional subadviser of the Target Fund.

The Target Fund pays a management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average weekly net assets. The Acquiring Fund pays a management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets. The manager pays Western 70% of the net management fee it receives from each of the Target Fund and the Acquiring Fund. In turn, Western pays Western Limited and Western Singapore a subadvisory fee of 0.30% on the Target Fund’s assets managed by each subadviser. Western pays Western Limited a subadvisory fee of 0.30% on the Acquiring Fund’s assets managed by Western Limited.

The Target Fund and the Acquiring Fund have the same transfer agent and custodian as one another. Each of these service providers has entered into an agreement with the Target Fund and the Acquiring Fund, which governs the provisions of services to such Funds. Such agreements have the same terms with respect to each Fund.

As of December 31, 2012, the net assets of: (i) the Target Fund were $50,923,971 and (ii) the Acquiring Fund were $481,928,599. The net assets of the combined Fund as of December 31, 2012 would have been $532,852,570.

On a pro forma basis for the year ended December 31, 2012, the proposed Merger would have resulted in the following approximate increases/(decreases) to expenses charged:

Investment management fees	$49,095
Audit and tax	$(75,250)
Transfer agent fees	$(40,937)
Shareholder reports	$(33,720)
Stock exchange listing fees	$(11,550)
Legal fees	$(9,795)
Fund accounting fees	$(4,653)
Miscellaneous fees	$(8,960)

No significant accounting policies (including valuation of portfolio securities) will change as a result of the proposed Merger.

It is anticipated that holdings representing approximately 5% of the investment portfolio of the Target Fund (based on current market conditions and valuation measured as of January 18, 2013) will be sold prior to the Merger and that none of the holdings of the Acquiring Fund will be sold as a result of the Merger.

The Merger will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1.	No gain or loss is recognized by the target fund upon the transfer of its assets to the acquiring fund in exchange for shares of the acquiring fund and the assumption by the acquiring fund of all of the liabilities of the target fund, or upon the distribution of the shares of the acquiring fund by the target fund to its shareholders in liquidation of the target fund.

2.	No gain or loss is recognized by the target fund shareholders upon the exchange of their shares of the target fund solely for shares of the acquiring fund pursuant to the reorganization.

3.	The historical cost of investment securities generally is carried forward to the acquiring fund.

The results of operations of the Acquiring Fund for pre-combination periods will not be restated.

As of December 31, 2012, the Target Fund had the following unused capital loss carryforwards:

Western Asset High Income Fund Inc. (Target Fund)

Amount of Loss Carryforward	Fiscal Year of Expiration Assuming No Merger
$(2,204,741)	12/31/2016
(6,995,312)	12/31/2017

$(9,200,053)

As of December 31, 2012, the Acquiring Fund had the following unused capital loss carryforwards:

Western Asset High Income Opportunity Fund Inc. (Acquiring Fund)
Amount of Loss Carryforward	Fiscal Year of Expiration Assuming No Merger
$(2,845,531)	No Expiration	(a)
(855,375)	9/30/2016
(21,593,145)	9/30/2017
(49,024,877)	9/30/2018
(11,684,123)	9/30/2019

$(86,003,051)

(a)

The Acquiring Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. As a result of this ordering rule, the other capital losses may be more likely to expire unutilized. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as are the Fund’s other capital losses listed above.

The Merger would impact the use of the Acquiring Fund’s capital loss carryforwards by benefiting the stockholders of the combined Fund, rather than only the stockholders of the Acquiring Fund. The capital loss carryforwards described above may change significantly between now and the Closing Date, expected to be on or about June 21, 2013. Further, the ability of the Acquiring Fund to use these losses (even in the absence of the Merger) depends on certain factors such as the future realization of capital gains or losses.

The Target Fund will pay 100% of Merger costs that are expected to be incurred solely and directly related to entering into and carrying out the provisions of the Agreement and Plan of Merger whether or not the Merger is consummated. The estimated Merger costs to be incurred by the Target Fund are approximately $176,000. The manager will pay 100% of the Acquiring Fund’s merger costs whether or not the Merger is consummated.

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